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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

Smart & Final Stores, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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600 Citadel Drive
Commerce, CA 90040

March 31, 2017

Dear Stockholder,

        You are cordially invited to attend the Annual Meeting of Stockholders of Smart & Final Stores, Inc. (the "Company") to be held on Tuesday, May 23, 2017 at 10:00 A.M. Pacific Time at the DoubleTree Hotel, 5757 Telegraph Road, Commerce, California 90040.

        The agenda for the Annual Meeting includes:

  •
  the election of three Class III directors for three-year terms expiring in 2020 (Proposal 1);

  •
  the ratification of Ernst & Young LLP as independent auditors for our 2017 fiscal year (Proposal 2);

  •
  an advisory vote to approve the compensation paid to our named executive officers (commonly known as a "say-on-pay" proposal) (Proposal 3); and

  •
  approval of the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan (Proposal 4).

        The Company's Board of Directors recommends a vote FOR the election of the three Class III directors, FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors, FOR the approval, on an advisory basis, of compensation paid to our named executive officers and FOR the approval of the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan.

        Your interest in the Company and your vote are very important to us. The enclosed proxy materials contain detailed information regarding the business that will be considered at the Annual Meeting. It is important that all stockholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, we encourage you to read the proxy materials and vote your shares as soon as possible. You may vote your proxy via the Internet or telephone or, if you received a paper copy of the proxy materials, by mail by completing and returning the proxy card.

        On behalf of the Company, I would like to express our appreciation for your ongoing interest in Smart & Final Stores, Inc.

Very truly yours,
David G. Hirz President and Chief Executive Officer

SMART & FINAL STORES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2017

TIME	10:00 A.M. Pacific Time on Tuesday, May 23, 2017
PLACE	DoubleTree Hotel 5757 Telegraph Road Commerce, California 90040
ITEMS OF BUSINESS	(1)
To elect three Class III directors for three-year terms expiring at the 2020 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal (Proposal 1).
	(2)	To ratify the appointment of Ernst & Young LLP as independent auditors for our 2017 fiscal year (Proposal 2).
	(3)	To approve, by non-binding vote, the compensation paid to our named executive officers, as disclosed in these proxy materials (commonly known as a "say-on-pay" proposal) (Proposal 3).
	(4)	To approve the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan (Proposal 4).
	(5)	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
RECORD DATE	You are entitled to vote only if you were a stockholder of record at the close of business on March 28, 2017.
PROXY VOTING
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote online at www.proxyvote.com or via telephone by calling 1-800-690-6903, or to complete and return a proxy card (no postage is required).

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 23, 2017: As permitted by rules adopted by the Securities and Exchange Commission, rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of internet availability of proxy materials containing instructions on how to access these proxy materials and submit their respective proxy votes online. This proxy statement, our 2016 Annual Report on Form 10-K and the proxy card are available at www.proxyvote.com. You will need your notice of internet availability or proxy card to access these proxy materials.

March 31, 2017	Leland P. Smith Secretary

600 Citadel Drive
Commerce, California 90040

PROXY STATEMENT

        The Board of Directors (the "Board") of Smart & Final Stores, Inc., a Delaware corporation (the "Company," "we," "us" or "our"), has prepared this document to solicit your proxy to vote upon certain matters at the Company's 2017 Annual Meeting of Stockholders (the "Annual Meeting").

        These proxy materials contain information regarding the Annual Meeting, to be held on May 23, 2017, beginning at 10:00 A.M. Pacific Time at the DoubleTree Hotel, 5757 Telegraph Road, Commerce, California 90040, and at any adjournment or postponement thereof. As permitted by the rules adopted by the Securities and Exchange Commission (the "SEC"), rather than mailing a full paper set of these proxy materials, we are mailing to many of our stockholders only a notice of internet availability of proxy materials (the "Notice") containing instructions on how to access and review these proxy materials and submit their respective proxy votes online. If you receive the Notice and would like to receive a paper copy of these proxy materials, you should follow the instructions for requesting such materials located at www.proxyvote.com.

QUESTIONS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS

        It is anticipated that we will begin mailing this proxy statement, the proxy card, and our 2016 Annual Report on Form 10-K (the "Annual Report") on or about April 7, 2017. It is also anticipated that we will begin mailing the Notice, and that these proxy materials will first be made available online to our stockholders, on or about April 7, 2017. The information regarding stock ownership and other matters in this proxy statement is as of March 28, 2017 (the "Record Date"), unless otherwise indicated.

What may I vote on?

        You may vote on the following proposals:

  •
  the election of three Class III directors for three-year terms expiring at the 2020 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified, or their earlier resignation or removal (Proposal 1);

  •
  the ratification of the appointment of Ernst & Young LLP ("Ernst &Young") as independent auditors for our 2017 fiscal year (Proposal 2);

  •
  the approval, by non-binding vote, of the compensation paid to our named executive officers, as disclosed in these proxy materials (commonly known as a "say-on-pay" proposal) (Proposal 3); and

  •
  the approval of the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan (Proposal 4).

        THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE CLASS III DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE INDEPENDENT AUDITORS, FOR THE APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY") AND FOR

THE APPROVAL OF THE SMART & FINAL STORES, INC. AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN.

Who may vote?

        Stockholders of record of our common stock, par value $0.001 per share ("common stock"), at the close of business on the Record Date are entitled to receive the Notice and these proxy materials and to vote their respective shares at the Annual Meeting. Each share of common stock is entitled to one vote on each matter that is properly brought before the Annual Meeting. As of the Record Date, 73,168,823 shares of common stock were outstanding.

How do I vote?

        We have elected to provide access to proxy materials over the Internet under the SEC's "notice and access" rules to reduce the environmental impact and cost of the Annual Meeting. However, if you prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice.

Stockholders of Record

        If your common stock is registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares. As a stockholder of record, you have the right to vote by proxy.

        You may vote by proxy in any of the following three ways:

        Internet.    Go to www.proxyvote.com to use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website.

        Phone.    Call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call.

        Mail.    Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

        Voting by any of these methods will not affect your right to attend the Annual Meeting and vote in person. However, for those who will not be voting in person at the Annual Meeting, your final voting instructions must be received by no later than 11:59 p.m. on May 22, 2017.

Beneficial Owners

        Most of our stockholders hold their shares through a stockbroker, bank or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in "street name", and the Notice is being forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote. Your broker, bank or nominee has enclosed a voting instruction form for you to use in directing the broker, bank or nominee on how to vote your shares. Unless you provide specific voting instructions, your brokerage firm will only have the discretion to vote shares it holds on your behalf with respect to Proposal 2 (the ratification of Ernst & Young as independent auditors for our 2017 fiscal year), but not with respect to Proposal 1 (the election of three Class III directors), Proposal 3 (the say-on-pay proposal), or Proposal 4 (the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan) as more fully described under "What is a broker 'non-vote?"' below.

Can I change my vote?

        Yes. If you are the stockholder of record, you may revoke your proxy before it is exercised by doing any of the following:

  •
  sending a letter to us stating that your proxy is revoked;

  •
  signing a new proxy and sending it to us; or

  •
  attending the Annual Meeting and voting by ballot.

        Beneficial owners should contact their broker, bank or nominee for instructions on changing their votes.

How many votes must be present to hold the Annual Meeting?

        A "quorum" is necessary to hold the Annual Meeting. A quorum is a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting. They may be present at the Annual Meeting or represented by proxy. Abstentions and broker "non-votes" are not counted as votes cast either "FOR" or "AGAINST" a given proposal, but are counted as present and entitled to vote for purposes of determining a quorum.

How many votes are needed to approve the proposals?

        At the Annual Meeting, a "FOR" vote by a majority of votes cast is required for Proposal 1 (the election of three Class III directors), Proposal 2 (the ratification of Ernst & Young as independent auditors for our 2016 fiscal year), Proposal 3 (the say-on-pay proposal) and Proposal 4 (the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan).

        A "FOR" vote by a "majority of votes cast" means that the number of shares voted "FOR" exceeds the number of shares voted "AGAINST."

Where can I find the voting results of the Annual Meeting?

        The Company will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the SEC within four business days of the completion of the meeting.

What is an abstention?

        An abstention is a properly signed proxy card that is marked "abstain." Abstentions do not constitute votes "FOR" or votes "AGAINST."

What is a broker "non-vote?"

        If you are a beneficial owner of shares held in "street name" and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, such organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is commonly referred to as a broker "non-vote."

        The election of directors ("Proposal 1"), the say-on-pay proposal ("Proposal 3") and the approval of the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan ("Proposal 4") are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without your instructions on non-routine matters. For your vote to be counted in the above proposals, you will need to communicate your voting decisions to your broker, bank or other nominee before the date of the meeting using the voting instruction form provided by your broker, bank or other nominee.

        The ratification of the appointment of Ernst & Young as our independent auditors for the fiscal year ending December 31, 2017 ("Proposal 2") is a matter considered routine under applicable rules. A broker, bank or other nominee may generally vote on routine matters.

Will any other matters be acted on at the Annual Meeting?

        If any other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy will have discretion to vote on those matters. As of February 18, 2017, the date by which any proposal for consideration at the Annual Meeting submitted by a stockholder must have been received by us to be presented at the Annual Meeting, and as of the date of these proxy materials, we did not know of any other matters to be presented at the Annual Meeting.

Who pays for this proxy solicitation?

        We will pay the expenses of soliciting proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or associates. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing these proxy materials to the beneficial owners of common stock held of record by such persons.

Whom should I contact with other questions?

        If you have additional questions about these proxy materials or the Annual Meeting, please contact: Smart & Final Stores, Inc., 600 Citadel Drive, Commerce, California, 90040, Attention: Leland P. Smith, Telephone: (323) 869-7500.

ELECTION OF THREE CLASS III DIRECTORS (PROPOSAL 1)

Board Structure and the Nominees

        The Board is comprised of nine directors. Pursuant to our Amended and Restated Certificate of Incorporation, the Board is divided into three classes. The members of each class serve for staggered, three-year terms. Upon the expiration of the term of a class of directors, the Nominating and Corporate Governance Committee of the Board (the "Nominating Committee") will recommend to the Board for its approval the slate of director nominees to be nominated for election for three-year terms at the Annual Meeting of Stockholders in the year in which the term of a class of directors expires.

        In connection with the Annual Meeting, the Board, upon the recommendation of the Nominating Committee, has nominated each of David G. Hirz, David B. Kaplan and Joseph S. Tesoriero (together, the "Nominees") for reelection as a Class III director, for a three-year term expiring at our 2020 annual meeting of stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal.

        Set forth below is information concerning our directors, and the key experience, qualifications and skills they bring to the Board.

The Nominees

        David G. Hirz, 61, has served as a member of the Board since January 2012, has served as our President and Chief Executive Officer since January 2012, and previously served as our President and Chief Operating Officer from April 2010 to January 2012. Prior to joining us in April 2010, Mr. Hirz was an executive with divisions of The Kroger Company, one of the world's largest supermarket operators, including President of Food4Less, a national warehouse grocery store chain of The Kroger Company, from 1999 to 2004 and from September 2007 to April 2010, and President of the Ralphs Grocery Company, the largest supermarket chain in Southern California, from March 2004 to September 2007. Previously, he held store and operations management positions with several retail grocery companies. Mr. Hirz is a graduate of California State University, Fullerton. Mr. Hirz brings significant senior leadership and both operational and industry experience to our board of directors, along with an extensive knowledge of the food retail and foodservice industries.

        David B. Kaplan, 49, has served as Chairperson of the Board since November 2012. Mr. Kaplan is a Co-Founder of Ares Management, L.P. ("Ares Management"), an affiliate of our principal stockholder, and a Director and Partner of Ares Management GP LLC, Ares Management's general partner. He is a Partner of Ares Management, Co-Head of its Private Equity Group and a member of its Management Committee. He additionally serves on several of the Investment Committees for certain funds managed by the Private Equity Group. Mr. Kaplan joined Ares Management in 2003 from Shelter Capital Partners, LLC, where he was a Senior Principal from June 2000 to April 2003. From 1991 through 2000, Mr. Kaplan was affiliated with, and a Senior Partner of, Apollo Management, L.P. and its affiliates, during which time he completed multiple private equity investments from origination through exit. Prior to Apollo Management, L.P., Mr. Kaplan was a member of the Investment Banking Department at Donaldson, Lufkin & Jenrette Securities Corp., an investment banking and securities firm. Mr. Kaplan currently serves as Chairman of the board of directors of Neiman Marcus Group, Inc., a luxury retailer, and as a member of the board of directors of ATD Corporation, a replacement tire distributor, and the parent entities of Guitar Center, Inc., a musical instruments retailer, 99 Cents Only Stores LLC, a deep-discount retailer, and Floor and Decor Outlets of America, Inc., a hard surface flooring and related accessories retailer. Mr. Kaplan's previous public company board of directors experience includes Maidenform Brands, Inc., an intimate apparel retailer, where he served as the company's Chairman, GNC Holdings, Inc., a specialty retailer of health and wellness products, Dominick's Supermarkets, Inc., a grocery store retailer, Stream Global Services, Inc., a business process outsourcing provider, Orchard Supply Hardware Stores Corporation, a home improvement retailer, and Allied Waste Industries Inc., a waste services company. Mr. Kaplan also serves on the board of directors of Cedars-Sinai Medical Center, is a Trustee of the Center for Early Education and serves on the President's Advisory Group of the University of Michigan. Mr. Kaplan graduated with High Distinction, Beta Gamma Sigma, from the University of Michigan, School of Business Administration with a B.B.A. concentrating in Finance. Mr. Kaplan's over 25 years of experience managing investments in, and serving on the boards of directors of, companies operating in various industries led to the conclusion that he should serve as chairperson of our board of directors.

        Joseph S. Tesoriero, 63, has served as a member of the Board since July 2014. Mr. Tesoriero is currently Chief Financial Officer of Barfresh Group, Inc., a beverage distributor, a role he has held since May 2015. Mr. Tesoriero was previously engaged as a financial advisor for Dole Asia Holding, Ltd. Pte, a wholly owned subsidiary of ITOCHU Corporation, from April 2013 to October 2013. Prior to this consulting engagement, Mr. Tesoriero served as Executive Vice President and Chief Financial Officer of Dole Food Company, Inc. ("Dole"), a producer, marketer and distributor of fresh fruits, fresh vegetables and packaged food products, from February 2010 until April 2013, and as Vice President and Chief Financial Officer from August 2004 until February 2010 and Vice President of Tax from September 2002 until August 2004. While serving as a principal financial officer at Dole, Mr. Tesoriero was responsible for overseeing the financial performance of Dole in preparing and evaluating its financial statements. Mr. Tesoriero holds a B.S. in Accounting from Villanova University, a J.D. from New York Law School and an L.L.M. in Taxation from Boston University. He has been a member of the New York State Bar since 1978. Mr. Tesoriero brings to the board of directors over 30 years of experience working for publicly held companies, including significant experience as a senior financial executive in the food industry, engaged in globally sourcing, manufacturing, distributing and marketing a wide variety of branded and private label fresh produce and grocery items.

 THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES AS CLASS III DIRECTORS.

Directors Remaining in Office until Our 2018 Annual Meeting of Stockholders

        Norman H. Axelrod, 64, has served as a member of the Board since March 2013. Beginning in 1988, Mr. Axelrod served as Chief Executive Officer and a member of the board of directors of Linens 'n Things, Inc., a retailer of home textiles, housewares and decorative home accessories, was appointed as Chairman of its board of directors in 1997, and served in such capacities until its acquisition in February 2006. Mr. Axelrod is also the Chairman of the board of directors of the parent entities of Floor and Decor Outlets of America, Inc., a hard surface flooring and related accessories retailer, serves on the board of directors of the parent entities of Guitar Center, Inc., a musical instruments retailer, and 99 Cents Only Stores LLC, a deep-discount retailer, and serves on the board of directors of Jaclyn, Inc., a handbags and apparel company, and Neiman Marcus Group, Inc., a luxury retailer. Mr. Axelrod has also previously served as the Chairman of the board of directors of GNC Holdings, Inc., a specialty retailer of health and wellness products, National Bedding Company LLC, a mattress and bedding product manufacturer, and Simmons Company, a mattress and bedding product manufacturer, and as a member of the boards of directors of Reebok International Ltd., a leading worldwide designer and marketer of sports, fitness and casual footwear, apparel and equipment, and Maidenform Brands, Inc., an intimate apparel retailer. Mr. Axelrod has provided consulting services to certain Ares Management entities. Mr. Axelrod received a B.S. in Management and Marketing from Lehigh University and an M.B.A. from New York University. Mr. Axelrod's vast experience led to the conclusion that he should serve as a member of our board of directors.

        Dennis T. Gies, 37, has served as a member of the Board since November 2012. Mr. Gies is a Principal in the Private Equity Group of Ares Management, an affiliate of our principal stockholder. Mr. Gies joined Ares Management in 2006 from UBS Investment Bank where he participated in the execution of a variety of transactions including leveraged buyouts, mergers and acquisitions, dividend recapitalizations and debt and equity financings. Mr. Gies currently serves on the boards of directors of Neiman Marcus Group, Inc., a luxury retailer, the parent entity of 99 Cents Only Stores LLC, a deep-discount retailer, and Sotera Defense Solutions, Inc., a national defense information technology contractor. Mr. Gies also serves on the Board of Trustees of the Center for Early Education. Mr. Gies graduated with a M.S. in Electrical Engineering from University of California, Los Angeles and magna cum laude with a B.S. in Electrical Engineering from Virginia Tech. Mr. Gies brings to our board of directors financial expertise, as well as experience as a private equity investor evaluating and managing investments in companies across various industries.

        Paul N. Hopkins, 60, has served as a member of the Board since September 2015. Mr. Hopkins was the Chairman of the board of directors of Farmers Group, Inc., an insurance and financial services provider, from January 2009 to June 2011, and served Farmers Group in a wide range of executive leadership roles, including Chief Executive Officer from April 2005 through December 2008. Mr. Hopkins also served as the President of US Personal Business of Zurich Financial Services, the parent company of Farmers Group Inc., and was a member of its Group Management Board from December 2004 to April 2005 and of the Group Executive Committee from April 2005 until his retirement in June 2011. From January 2009 to June 2011, Mr. Hopkins served as Chairman of the Americas, responsible for governing all of Farmers Group Inc.'s and Zurich Financial Services' operations in the Americas. In addition, from January 2006 to June 2011 he served as a member of the Executive Committee of the American Insurance Association. He also served as a member of the Board of Trustees for the American Institute for Chartered Property Casualty Underwriters. Mr. Hopkins is a graduate of Eastern Illinois University and the advanced executive education program of the University of Pennsylvania Wharton School of Business. He also holds an honorary doctorate from Pepperdine University's Graziadio School of Business and Management. Mr. Hopkins brings to our board of directors more than 35 years of experience, including significant expertise in marketing and risk management.

Directors Remaining in Office until Our 2019 Annual Meeting of Stockholders

        Andrew A. Giancamilli, 66, has served as a member of the Board since March 2013. Mr. Giancamilli served as President and Chief Executive Officer of Katz Group Canada Ltd., the Canadian subsidiary of the Katz Group of Companies, operators of over 1,800 traditional drug stores in Canada, from October 2003 to February 2012. Prior to joining Katz Group Canada, Mr. Giancamilli was with Canadian Tire Corporation Ltd., a Canadian retail conglomerate, from 2001 to 2003. Mr. Giancamilli also held several positions, including President and Chief Operating Officer, at Kmart Corporation, a discount retailer, from 1995 to 2001. From 1993 to 1995 he served as President and Chief Operating Officer of Perry Drug Stores, Inc., a U.S. based drug store chain. He began his career at Perry Drug Stores in 1975. Mr. Giancamilli currently serves as a director of the parent entity of 99 Cents Only Stores LLC, a deep-discount retailer, and served as its Interim President and Chief Executive Officer from May 2015 to September 2015. Mr. Giancamilli is currently a member of the Wayne State University School of Business Board of Visitors, and has also served as a member of the board of GS1 Canada, and as a member of the board of directors, and Chairman of the National Association of Chain Drug Stores (NACDS), the Canadian Association of Chain Drug Stores, the Canadian Opera Company and Sacred Heart Rehabilitation Center, and has served as a Trustee of the Detroit Opera House. With his more than 30 years of experience and strong record of performance in the retail industry, Mr. Giancamilli brings to the board extensive knowledge and expertise in the industries in which the Company operates.

        Elaine K. Rubin, 54, has served as a member of the Board since January 2017. Ms. Rubin founded Digital Prophets Network, LLC, a consulting, advisory and placement firm with a network of digital commerce experts who support retail and direct to consumer businesses and has served as the president since January 2010. She has served as an advisor to Hint, Inc., which produces fruit-infused water, since October 2013; and has served on the board of directors of New Moosejaw, LLC, a multi-channel retailer of premium outdoor apparel and gear, since October 2010. From June 2013 to May 2015, Ms. Rubin served as a retail advisory board member for Hilco Global, an independent financial services company. From March 2011 to January 2015, Ms. Rubin served as an advisor for Monetate, Inc., a company which powers multi-channel testing and personalization for retail brands. Ms. Rubin co-founded shop.org in February 1996 and served as its elected chair of the board of directors from February 1996 to October 2007. From January 2006 to March 2007, Ms. Rubin served as the northeast client practice head of Amazon Enterprise Solutions, a division of Amazon.com, Inc., an ecommerce company; from January 2003 to December 2004, she served as the senior vice president of strategy and business development at 1-800-flowers.com, Inc., an ecommerce flower delivery company; and from September 1995 to April 1999, she served as the senior vice president of ecommerce, merchandising, and marketing at iVillage, Inc., a digital media company. Ms. Rubin received her B.B.A. in Marketing from Emory University.

        Kenneth I. Tuchman, 66, has served as a member of the Board since September 2015. From April 2010 to December 2016, Mr. Tuchman was a Vice-Chairman of the investment and corporate banking groups of Bank of Montreal Capital Markets, a bank and financial consultant. From June 2007 to April 2009, Mr. Tuchman served as Vice-Chairman at Bank of America Merrill Lynch, where he focused on investment banking in the consumer and retail sector. From March 1997 to June 2007, he was Chairman of Global Banking for the Americas at Dresdner Kleinwort Ltd. (Wasserstein Perella Group). Prior to Wasserstein, Mr. Tuchman spent more than 16 years at Lehman Brothers, a financial services firm, where he was a Managing Director and Co-Head of the Global M&A Group. Mr. Tuchman also serves on the board of Gordmans Stores, Inc. (Nasdaq: GMAN), an apparel and home furnishings retailer, and of the Hank Aaron Chasing the Dream Foundation, and previously served on the board of directors of Parisian Department Stores and DeMoulas Supermarkets (dba Market Basket), and as a member of the Board of Overseers at the University of Pennsylvania Law School. Mr. Tuchman received a B.S. in Management from the State University of New York at Buffalo, magna cum laude with highest Distinction, Beta Gamma Sigma and holds MBA and J.D. degrees from the University of Pennsylvania. Mr. Tuchman brings to the Board over 35 years of experience as an investment banker and director who has worked with public and private, large and mid-cap company management teams to facilitate growth, funding and competitive positioning.

OTHER BOARD INFORMATION

Board Meetings in 2016

        The Board held four meetings during our fiscal year ended January 1, 2017.

Director Attendance

        During our fiscal year ended January 1, 2017, each of our directors attended at least 75% of the total number of meetings of the Board and committees on which he served that were held during the period he served as a director or committee member, as applicable.

        We encourage, but do not require, our directors to attend our Annual Meetings of Stockholders. Each of our directors attended our 2016 Annual Meeting of Stockholders, either in person or telephonically, except Mr. Tesoriero.

Director Independence

        The Board is comprised of Norman H. Axelrod, Andrew A. Giancamilli, Dennis T. Gies, David G. Hirz, Paul N. Hopkins, David B. Kaplan, Elaine K. Rubin, Joseph S. Tesoriero and Kenneth I. Tuchman. The Board, upon the findings of the Nominating Committee, has determined that each of Messrs. Axelrod, Giancamilli, Gies, Hopkins, Kaplan, Tesoriero and Tuchman and Ms. Rubin is "independent" within the meaning of Rule 303A.02 of the New York Stock Exchange ("NYSE") Listed Company Manual.

        Adam L. Stein also served as a director for a portion of our fiscal year 2016 until his resignation in September 2016. Mr. Stein was also "independent" within the meaning of the NYSE Listed Company Manual.

        Our common stock has been listed for trading on the NYSE under the symbol "SFS" since September 24, 2014.

Leadership Structure

        The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chairperson of the Board. It is the Board's view that rather than having a formal policy, the Board, with the advice and assistance of the Nominating Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether it is in the best interests of the Company and its stockholders for such offices to be separate or combined.

        Currently, our leadership structure separates the offices of Chief Executive Officer and Chairperson of the Board, with Mr. Hirz serving as our Chief Executive Officer and Mr. Kaplan serving as our Chairperson of the Board. We believe this is appropriate, as it provides Mr. Hirz with the ability to focus on our day-to-day operations while Mr. Kaplan focuses on oversight of the Board.

        As Chairperson of the Board, Mr. Kaplan presides at the regularly scheduled executive sessions of our non-management independent directors.

Risk Oversight

        The Board plays an active role in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee of the Board ("Audit Committee") is responsible for overseeing the management of financial risks. The Compensation Committee of the Board (the "Compensation Committee" and, collectively with the Audit Committee and the Nominating Committee, the "Committees") is responsible for overseeing the management of risks relating to our executive compensation policies and arrangements, and for managing risks relating to our director compensation policies and arrangements. The Nominating Committee is responsible for reviewing the independence of the Board and other corporate governance matters. While each of the Committees is responsible for evaluating certain risks and overseeing the management of such risks, the Board as a whole is regularly informed of the conclusions of such evaluations through reports of the Committees.

Board Committees

        Each of the Committees is a standing committee of the Board. The Board has adopted a written charter for each of our Audit Committee, Compensation Committee and Nominating Committee, which are available, along with the Code of Business Conduct and Ethics and Corporate Governance Guidelines, on the Corporate Governance page of the Investors section of our website located at www.smartandfinal.com.

Audit Committee

        The Audit Committee held nine meetings during our fiscal year ended January 1, 2017, and consists of Paul N. Hopkins, Kenneth I. Tuchman and Joseph S. Tesoriero, who acts as its chair. The Board has determined that each of Messrs. Hopkins, Tesoriero and Tuchman is independent as independence is defined under the applicable sections of the NYSE rules and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has also determined that each of Messrs. Tesoriero and Tuchman qualifies as an "audit committee financial expert."

        The principal duties and responsibilities of the Audit Committee are as follows:

  •
  to monitor our financial reporting process and internal control system;

  •
  to appoint and replace our independent registered public accounting firm from time to time, determine its compensation and other terms of engagement and oversee its work;

  •
  to oversee the performance of our internal audit function; and

  •
  to oversee our compliance with legal, ethical and regulatory matters.

        The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Compensation Committee

        The Compensation Committee held five meetings during our fiscal year ended January 1, 2017, and consists of Messrs. Andrew A. Giancamilli, Paul N. Hopkins and Dennis T. Gies, who acts as its chair. Mr. Stein served as a member and the chair of the Compensation Committee until September 14, 2016.

        The principal duties and responsibilities of the Compensation Committee are as follows:

  •
  to oversee the development and implementation of our executive compensation policies and objectives;

  •
  to determine the structure of our executive compensation packages generally;

  •
  to review, approve and, if appropriate, make recommendations to the Board regarding director compensation;

  •
  to determine the actual compensation paid to each of our senior executives and evaluate the performance of our Chief Executive Officer; and

  •
  to prepare a report on executive compensation for inclusion in this proxy statement and the Annual Report.

        Role of Outside Advisors.    Pursuant to the charter of the Compensation Committee, the Compensation Committee has the authority to engage independent counsel, accountants, consultants and other advisers as it deems necessary or appropriate to carry out its duties and responsibilities.

        Compensation Committee Interlocks and Insider Participation.    For our fiscal year ended January 1, 2017, (i) no member of the Compensation Committee has (a) served as one of our officers or employees or (b) had any relationship requiring disclosure under Item 404 of Regulation S-K, and (ii) none of our executive officers served as a director or member of the compensation committee of another entity whose executive officers served on the Board or the Compensation Committee.

Nominating Committee

        The Nominating Committee held five meetings during our fiscal year ended January 1, 2017, and consists of Dennis T. Gies, Joseph S. Tesoriero and Kenneth I. Tuchman, who acts as its chair.

        The principal duties and responsibilities of the Nominating Committee are as follows:

  •
  to establish criteria for board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

  •
  to make recommendations to the Board regarding board governance matters and practices; and

  •
  to oversee the evaluation of the Board, the Committees and management.

        Director Qualifications; Nominating Committee Process.    The Nominating Committee's policy is to identify potential nominees from any properly submitted nominations, including any properly submitted nominations from our stockholders, and subsequently evaluate each potential nominee. To properly submit a nomination, our stockholders must provide timely notice of such nomination in accordance with Section 1.10 of our Second Amended and Restated Bylaws (the "Bylaws").

        The Nominating Committee conducts the appropriate and necessary inquiries (as determined by the Nominating Committee) with respect to the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our stockholders, and, upon consideration of all relevant factors and circumstances, recommends to the Board for its approval the slate of director nominees to be nominated for election at our Annual Meeting of Stockholders. The Nominating Committee considers potential nominees without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The Nominating Committee has not adopted a formal policy with respect to diversity. In general, the Company seeks a Board that includes a diversity of perspectives and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company.

Stockholder and Interested Party Communications

        The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, or to any particular director, to the following address: Smart & Final Stores, Inc., 600 Citadel Drive, Commerce, California, 90040, Attention: Secretary. Stockholders or interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Registration Rights Agreement

        Pursuant to the terms of our registration rights agreement (the "Registration Rights Agreement"), our pre-IPO stockholders, including Ares Management and certain of our executive officers and directors, are entitled to various rights with respect to the registration of their shares under the Securities Act of 1933, as amended (the "Securities Act"). Registration of any of these shares under the Securities Act would result in such shares becoming fully tradable without restriction under the Securities Act immediately upon the effectiveness of the registration statement, except for shares purchased by affiliates.

Demand Registration Rights

        Subject to certain conditions and restrictions contained in the Registration Rights Agreement, Ares Corporate Opportunities Fund III, L.P. ("ACOF III") and Ares Corporate Opportunities Fund IV, L.P. ("ACOF IV") can make an unlimited number of demands for us to register their shares of our common stock under the Securities Act.

Piggyback Registration Rights

        In the event of a demand registration or if we propose to register any of our own securities under the Securities Act in a public offering, we will be required to provide notice to those holders of our common stock with registration rights under the Registration Rights Agreement and provide them with the right to include their shares in the registration statement, subject to certain conditions and exceptions contained in the Registration Rights Agreement.

Expenses

        We will be required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares of our common stock held by the holders of our common stock with registration rights under the Registration Rights Agreement.

Management Services Agreements

        In connection with our November 15, 2012 acquisition of all of the outstanding stock of Smart & Final Holdings Corp., the former ultimate parent company of all of our operating subsidiaries (the "Ares Acquisition"), we entered into Management Services Agreements with certain affiliates of Ares Management (the "Management Services Agreements"). Each Management Services Agreement provides for reimbursement of the applicable manager's and its affiliates' out-of-pocket expenses in connection with the management services provided thereunder. For the year ended January 1, 2017, $5,046 was reimbursed in accordance with the terms of the Management Services Agreements. No fees are payable under the Management Services Agreements.

        Each Management Services Agreement also provides that we will indemnify the applicable manager and its affiliates against all losses, claims, damages and liabilities arising in connection with the management and financial services provided by such manager thereunder.

Indemnification of Officers and Directors

        Our certificate of incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers.

Purchases of Products in the Ordinary Course of Business

        Certain of our related persons may, either directly or through their respective affiliates, enter into commercial transactions with us from time to time in the ordinary course of business, primarily for the purchase of products. We believe that none of the transactions with such persons is significant enough to be considered material to such persons or to us.

Policies and Procedures for Related Party Transactions

        The Audit Committee is charged with reviewing for approval or ratification all transactions with "related persons" (as defined in paragraph (a) of Item 404 Regulation S-K).

        This policy was adopted in September 2014 and, as a result, the transactions described under this section were not reviewed under such policies, but rather were entered into after presentation to and consideration and approval by the Board.

        We also maintain certain compensation agreements and other arrangements with certain of our executive officers, which are described under "Executive and Director Compensation" elsewhere in this proxy statement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2)

        In accordance with the Audit Committee's charter, the Audit Committee is responsible for the appointment and retention of our independent auditors. In our fiscal years ended January 1, 2017 and January 3, 2016, all audit and non-audit services were pre-approved by the Audit Committee.

        The Audit Committee has appointed Ernst & Young to serve as our independent auditors for our fiscal year ended December 31, 2017, subject to ratification by our stockholders. Representatives of Ernst & Young will be present at the Annual Meeting to answer questions and will also have the opportunity to make a statement if they desire to do so. If the proposal to ratify Ernst & Young's appointment is not approved, other certified public accountants will be considered by the Audit Committee. Even if the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its stockholders.

Fees Paid to Ernst & Young LLP

        The fees incurred by us for professional services rendered by Ernst & Young for our fiscal years ended January 1, 2017 (fiscal year 2016) and January 3, 2016 (fiscal year 2015) were as follows:

	2016		2015
Audit Fees	$2,088,100	(1)	$2,516,500	(5)
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$83,546	(3)	$146,842	(3)
All Other Fees	$—	(4)	$—	(4)

	$2,171,646		$2,663,342

(1)
Consists of $1,988,100 fees billed, and an estimated $100,000 incurred but unbilled fees, by Ernst & Young associated with the audit of our fiscal year 2016 consolidated financial statements, including the audit of our internal controls over financial reporting for fiscal year 2016, reviews of our interim quarterly consolidated financial statements, and other services related to Securities and Exchange Commission matters.

(2)
Not applicable.

(3)
Includes services related to federal and state tax planning and advice.

(4)
Not applicable.

(5)
Consists of fees billed by Ernst & Young associated with the audit of our fiscal year 2015 consolidated financial statements, including the audit of our internal controls over financial reporting for fiscal year 2015, reviews of our interim quarterly consolidated financial statements, services rendered in connection with our 2015 secondary offering and comfort letters, consents and other services related to Securities and Exchange Commission matters.

        The Audit Committee has concluded that the provision of the foregoing services is compatible with maintaining Ernst & Young's independence.

Audit Committee Pre-Approval Policies and Procedures

        Our Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit and tax services rendered by our independent registered public accounting firm. Pre-approval may also be given as part of our Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual, case-by-case basis before the independent auditor is engaged to provide each service. The chairperson of the Audit Committee has been delegated the authority to pre-approve any engagement for such audit services and permitted non-audit and tax services up to a maximum amount of $50,000, provided that the chairperson of the Audit Committee must disclose all such pre-approved services to the full Audit Committee at the meeting of the Audit Committee immediately following any such pre-approval.

        All of the services provided by Ernst & Young described above were approved by our Audit Committee pursuant to our Audit Committee's pre-approval policies.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDED DECEMBER 31, 2017.

AUDIT COMMITTEE REPORT

        The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board, a copy of which is available on the Corporate Governance page of the Investors section of our website located at www.smartandfinal.com. The Board has determined that each of Messrs. Hopkins, Tesoriero and Tuchman is independent as independence is defined under the applicable section of the NYSE rules, and that each of Messrs. Hopkins, Tesoriero and Tuchman is independent as independence is defined under Rule 10A-3(b)(1) under the Exchange Act. The Board has also determined that each of Messrs. Tesoriero and Tuchman qualifies as an "audit committee financial expert."

        The primary purposes of the Audit Committee are to: monitor our financial reporting process and internal control system; appoint our independent registered public accounting firm, determine its compensation and other terms of engagement and oversee its work; oversee the performance of our internal audit function; and oversee our compliance with legal, ethical and regulatory matters.

        As noted above, the Audit Committee assists the Board in appointing our independent registered public accounting firm, Ernst & Young, which includes, among other things, reviewing and evaluating the performance of the lead audit partner responsible for our audit, overseeing the required rotation of the lead audit partner and reviewing and considering the selection of the lead audit partner. In appointing Ernst & Young and the lead audit partner, the Audit Committee considered, among other things, the quality and efficiency of the services provided, including the results of a global internal survey of Ernst & Young's performance, the technical capabilities of the engagement teams, external data concerning Ernst & Young's audit quality and performance obtained from reports of the Public Company Accounting Oversight Board ("PCAOB") and the engagement teams' understanding of our company's business. The Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as the Company's independent auditor is in the best interests of the Company and its stockholders and have recommended that stockholders ratify the appointment of Ernst & Young as the Company's independent auditor for the fiscal year 2017.

        The Audit Committee discussed the auditors' review of our quarterly financial information with the auditors prior to the release of such information and the filing of our quarterly reports with the SEC. The Audit Committee also met and held discussions with management and Ernst & Young with respect to our audited year-end financial statements.

        Further, the Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communications With Audit Committees), received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with the auditors the auditors' independence. In determining Ernst & Young's independence, the Audit Committee considered whether Ernst & Young's provision of non-audit services were compatible with the independence of the independent registered public accountants. The Audit Committee also discussed with the auditors and our financial management matters related to our internal control over financial reporting. Based on these discussions and the written disclosures received from Ernst & Young, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report for the fiscal year ended January 1, 2017, for filing with the SEC. The Board has approved this recommendation.

        This audit committee report is not deemed filed under the Securities Act or the Exchange Act, and is not incorporated by reference into any filings that we may make with the SEC.

AUDIT COMMITTEE Joseph S. Tesoriero (Chairperson) Paul N. Hopkins Kenneth I. Tuchman

 EXECUTIVE OFFICERS

        Set forth below is information concerning our executive officers.

Name	Age	Position
David G. Hirz	61	President, Chief Executive Officer and Director
Richard N. Phegley	61	Senior Vice President and Chief Financial Officer
Scott R. Drew	55	Executive Vice President, Smart & Final Operations
Eleanor E. Hong	40	Senior Vice President and Chief Marketing and Strategy Officer
Richard A. Link	62	Group Vice President and Controller, Chief Accounting Officer
Michael A. Mortensen	61	Senior Vice President, Sales and Merchandising, Smart & Final
Eugene M. Smith	49	Vice President and Treasurer
Leland P. Smith	53	Senior Vice President, General Counsel and Secretary
Jeffrey D. Whynot	60	Senior Vice President, Human Resources
Edward Wong	60	Senior Vice President, Supply Chain and Chief Information Officer

        The biography for Mr. Hirz is set forth above under "Election of Three Class III Directors (Proposal 1)—The Nominees."

        Richard N. Phegley joined us in September 1996 as Vice President and Treasurer and has served as our Senior Vice President and Chief Financial Officer since May 2001. Prior to joining us, Mr. Phegley served in senior treasury, strategic planning and financial management positions with Atlantic Richfield Company, an international oil and gas company. He holds a Master's degree in Business Administration from the University of Southern California and is a graduate of Humboldt State University. Mr. Phegley is an associate member of the American Institute of Certified Public Accountants.

        Scott R. Drew joined us in March 2010 and has served as Executive Vice President, Smart & Final Operations since March 2015. From December 2010 to March 2015, Mr. Drew served as Senior Vice President, Store Operations of our Smart & Final stores, and from March 2010 to December 2010, Mr. Drew served as Vice President and General Manager of a group of our stores. Prior to joining us, Mr. Drew served for 31 years in various store management positions with The Kroger Company, including as Vice President of Store Operations for Kroger's Indiana division.

        Eleanor E. Hong joined us in February 2014 as Senior Vice President and Chief Marketing Officer, and has served as Senior Vice President and Chief Marketing and Strategy Officer since January 2017. Prior to joining us, Ms. Hong served as Senior Vice President of Marketing for Kohl's Corporation, a national department store retailer, from May 2011 to February 2014, as Vice President of Marketing for Toys "R" Us, a leading dedicated toy and baby products retailer, and its Babies "R" Us division, from March 2007 to April 2011, and in marketing positions with Time Consumer Marketing, a publishing company. Ms. Hong holds a Master's degree in Business Administration from Columbia University and the London Business School, and is a graduate of the University of Pennsylvania.

        Richard A. Link joined us in October 2001 as Vice President and Controller and in December 2001 was designated as our Chief Accounting Officer. In January 2008 he was appointed Group Vice President. From September 1988 through February 2001, Mr. Link served in various positions, including chief financial officer and chief accounting officer, with Maxicare Health Plans, Inc., an operator of health maintenance organizations. Mr. Link previously served as a senior audit manager with Price Waterhouse & Co., a professional services firm now named PricewaterhouseCoopers LLP. He holds a Master's degree in Business Administration and an undergraduate degree from the University of Southern California.

        Michael A. Mortensen joined us in July 2010 as our Senior Vice President of Sales and Merchandising of our Smart & Final stores. From 1994 to July 2010, Mr. Mortensen held a variety of positions including Vice President of Grocery with Food4Less, a national warehouse grocery store division of The Kroger Company. Previously, he held store management and procurement positions with a Food4Less predecessor company. Mr. Mortensen is a graduate of California State University, Long Beach.

        Eugene M. Smith joined us in July 1996 and has served as our Vice President and Treasurer since March 2013. Prior to his current position, Mr. Smith served us in a variety of roles including Director of Financial Services and Director of Internal Audit. He holds a Master's degree in Business Administration from Loyola Marymount University and is a graduate of the University of Connecticut. Mr. Smith is an associate member of the American Institute of Certified Public Accountants.

        Leland P. Smith has served as our Senior Vice President, General Counsel and Secretary since January 2016. Prior to joining us, Mr. Smith served as the Senior Vice President and General Counsel for Douglas Emmett, Inc., a NYSE listed REIT, from 2012 to 2015. From 2003 to 2011, Mr. Smith served in several senior positions, including as the Chief Administrative Officer and General Counsel, for Guitar Center, Inc., a musical instruments retailer. From 1998 to 2002, Mr. Smith served as Senior Vice President, General Counsel and Secretary for Equity Marketing, Inc., a marketing services company. From 1994 to 1998, he was the Assistant General Counsel and Secretary for Mattel, Inc., a designer, manufacturer and marketer of toys. From 1989 to 1994, Mr. Smith was an associate in the corporate department of Riordan & McKinzie, a law firm. He holds a bachelor's degree from Amherst College and a Juris Doctor and a Master's in Business Administration from the University of Southern California.

        Jeffrey D. Whynot joined us in January 2000 as our Senior Vice President of Human Resources. Previously, Mr. Whynot served as Vice President of Human Resources for Dames & Moore Group, an engineering consulting firm, and in various capacities including Vice President of Human Resources for Knott's Berry Farm, an entertainment company. He holds a Master's degree in Human Resources and Organizational Development from the University of San Francisco and is a graduate of California State University, Northridge.

        Edward Wong joined us in April 2016 as our Senior Vice President, Supply Chain and Chief Information Officer, and he also has responsibility for our logistics operations. From June 2010 to April 2016, Mr. Wong was a Partner in the Global Business Services group of IBM, a leading provider of retail strategy and technology consulting services. He holds a Master's degree in Technology Management from the University of Maryland and is a graduate of the University of California, San Diego.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        In this Compensation Discussion and Analysis, we address our philosophy and programs related to the compensation paid to our named executive officers for fiscal year 2016, which consist of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers for fiscal year 2016:

  •
  David G. Hirz, who serves as President and Chief Executive Officer and a member of the Board and is our principal executive officer;

  •
  Richard N. Phegley, who serves as Chief Financial Officer and is our principal financial officer;

  •
  Scott R. Drew, who serves as Executive Vice President, Smart & Final Operations;

  •
  Edward Wong, who serves as Senior Vice President, Supply Chain and Chief Information Officer; and

  •
  Eleanor E. Hong, who serves as Senior Vice President and Chief Marketing and Strategy Officer.

Fiscal Year 2016 Compensation

Compensation Philosophy and Objectives

        Our compensation programs are designed to align with the compensation philosophy approved by our Compensation Committee, which reflects the following general principles:

  •
  Offer balanced total compensation, which may include base pay, short- and long-term performance incentives, severance and retirement and other benefits.

  •
  Attract and retain high caliber executives and key personnel by offering total compensation that is competitive with that offered by similarly situated companies with whom we compete for executive talent. We refer to this objective as "competitive compensation."

  •
  Align the compensation of executives with the interests of the Company and its stockholders by conditioning a substantial portion of each named executive officer's compensation on a combination of short- and long-term performance, including cash incentive bonuses and equity incentives tied to achievement of Company and individual goals. We refer to this objective as "performance incentives."

  •
  Increase, when appropriate, the percentage of a named executive officer's total compensation that is "at-risk" proportionate to his or her overall responsibilities, position and compensation.

Determination of Compensation

        In determining our executive compensation for fiscal year 2016, we relied on the significant experience of our Compensation Committee in establishing compensation across many companies in multiple industries as well as the input of our Chief Executive Officer, who has many years of experience in our industry. In addition, the Compensation Committee retained Korn Ferry Hay Group, Inc. ("Hay Group") as its independent compensation consultant to provide advice on our executive and director compensation practices.

        To assess the competitiveness of our executive compensation program in fiscal year 2016, we analyzed market data from our approved peer group, which comprises retail and foodservice companies with annual revenues generally between one-half and two times that of the Company. The following companies served as our peer group for fiscal year 2016:

Big Lots	SpartanNash Company
Casey's General Stores	Sprouts Farmers Market
Dick's Sporting Goods	Tractor Supply Company
GNC Holdings	Ulta Salon
Ingles Market	United Natural Foods
The Michaels Companies	Village Super Market
Party City Holdco	Weis Markets
Sally Beauty Holdings

        The Compensation Committee regularly reviews named executive officer compensation against the approved peer group to ensure that compensation levels are competitive and sufficient to recruit and retain our named executive officers. While the Compensation Committee considers this data in evaluating named executive officer compensation, we did not seek to formally benchmark our named executive compensation to any particular level in fiscal year 2016.

        The Compensation Committee expects to periodically review and update this peer group and to utilize Hay Group for competitive benchmarking and peer group analysis to support the development of compensation packages for our named executive officers. During fiscal year 2016, the Compensation Committee approved the removal of Roundy's and The Fresh Market from the peer group following their respective going-private transactions.

Elements of Our Executive Compensation Program

        Our executive compensation program generally consisted of the following elements in fiscal year 2016:

Element	Purpose
Base salary	Provide a fixed component of pay that is aligned with our compensation philosophy and intended to attract and retain executives with the necessary skills and experience to execute on our strategic priorities.
Annual cash incentive bonuses

Provide a bonus opportunity linked to our annual performance on Management Incentive EBITDA as well as sales in our stores with varying payout opportunities based on performance levels achieved with respect to the fiscal year.

Stock options and restricted stock

Create an ownership culture among employees, provide an incentive to contribute to the continued growth and development of our business and align the interests of executives with stockholders over a long-term period.

Health and retirement benefits and limited perquisites	Attract and retain executives by providing a balanced compensation and benefits program and supporting income security for retirement.
Severance payments	Provide an element of competitive compensation that enables the Company to compete for executive talent.

        We do not have formal policies relating to the allocation of total compensation among the various elements of our compensation program. However, the Compensation Committee regularly evaluates the mix of base salary and short- and long-term incentive compensation opportunities to appropriately align the interests of our named executive officers with those of our stockholders. As depicted below, the percentage of at-risk compensation for Mr. Hirz is greater than the percentage of at-risk compensation for our other named executive officers, which reflects the Compensation Committee's assessment that a greater amount of Mr. Hirz's compensation should be "at-risk" due to his strategic leadership responsibilities.

        For fiscal year 2016, the targeted mix of base salary, annual cash incentive bonuses, stock options, and restricted stock for our President and Chief Executive Officer and other named executive officers as a group (on average) was:

President and CEO	Other Named Executive Officers

Base Salaries

        The base salaries of our named executive officers are an important part of their total compensation packages, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable foundation of our "competitive compensation" program. The table below summarizes the base salaries of our named executive officers at the end of fiscal years 2015 and 2016:

Named Executive Officer	2015 Base Salary	2016 Base Salary
David G. Hirz	$850,000	$950,000
Richard N. Phegley	$453,050	$462,112
Scott R. Drew	$375,000	$450,000
Edward Wong(1)	n/a	$390,000
Eleanor E. Hong	$412,000	$424,360

(1)
Mr. Wong joined the Company on April 11, 2016.

        Each year, the Compensation Committee reviews named executive officer salaries and approves merit-based increases as warranted in consideration of the market competitiveness of salaries and the individual performance of each named executive officer. In fiscal year 2016, the Compensation Committee approved the increases shown in the table above in recognition of the ongoing performance of our named executive officers as well as the increased enterprise-wide responsibility of Mr. Drew in his role as Executive Vice President, Smart & Final Operations.

        The 2016 base salary of Mr. Hirz was approved in conjunction with his revised employment agreement, as described in greater detail below, and reflects the first increase in base salary Mr. Hirz has received since our initial public offering (our "IPO"). In determining the amount by which to increase Mr. Hirz's fiscal year 2016 base salary, the Compensation Committee considered his performance since our IPO and his performance against the corporate goals and objectives established by the Compensation Committee for fiscal year 2015. The Compensation Committee also considered information prepared by Hay Group concerning market-competitive Chief Executive Officer compensation.

CEO Performance Assessment

        Each year, the Compensation Committee establishes corporate goals and objectives for Mr. Hirz to evaluate his performance with respect to the fiscal year in which the goals and objectives are established and to assist the Compensation Committee in determining certain elements of his compensation for the following fiscal year. The corporate goals and objectives established by the Compensation Committee for Mr. Hirz for fiscal year 2016 were:

  •
  executing on our new store plans;

  •
  developing and implementing a comprehensive new store marketing plan;

  •
  developing a three-year strategic roadmap for the Cash & Carry banner;

  •
  developing succession plans, including development plans for key roles across the Company; and

  •
  the Company's achievement of financial performance that demonstrates management is executing the Company's growth plan.

        During fiscal year 2017, the Compensation Committee will consider Mr. Hirz's performance during fiscal 2016, including his achievement of these corporate goals and objectives, following which the Compensation Committee will determine certain elements of Mr. Hirz's compensation.

Annual Cash Incentive Program

        We consider annual cash incentive bonuses to be an important component of our "performance incentives," providing "at-risk" compensation that may be earned by our named executive officers based upon achievement against Management Incentive EBITDA and sales goals established by the Compensation Committee. As "at-risk" compensation, we increase the size of the target bonus, as a percentage of base salary, proportionate to the positions and responsibilities of our executive officers. In fiscal year 2016, our named executive officers participated in our annual cash incentive bonus program at the following target percentages of base salary:

Named Executive Officer	Target Percentage
David G. Hirz(1)	110%
Richard N. Phegley	75%
Scott R. Drew	70%
Edward Wong	50%
Eleanor E. Hong	60%

(1)
In connection with his revised employment agreement, Mr. Hirz's target bonus for fiscal year 2016 was increased to 110% from the prior year's target of 100%.

        Our annual cash incentive bonus program for fiscal year 2016 was known as the Smart & Final Annual Incentive Performance Bonus Program (the "2016 Cash Incentive Program"). Each named executive officer's target incentive bonus was the percentage of base salary shown above, with the potential for higher or lower payouts in the event of performance above or below the target performance goals. For performance at threshold levels, each named executive officer was entitled to receive 50% of the target incentive bonus, and for performance at or above the maximum, each named executive officer was entitled to receive 200% of the target incentive bonus. Each named executive officer was entitled to an amount calculated using linear interpolation for performance between the threshold and the target, and for performance between the target and the maximum.

        For the 2016 Cash Incentive Program, the performance goals were a mix of Management Incentive EBITDA, comparable store sales versus budget and new store sales versus pro forma sales (as described below). We believe that these metrics reflect key drivers of our ongoing, sustainable performance and are consistent with our objective of tying annual incentives to metrics that support increasing stockholder value. We also strive to set goals at levels that are ambitious and designed to reward outstanding performance even at threshold levels of achievement. Additionally, the formulaic calculation of bonus payouts in fiscal year 2016 required Management Incentive EBITDA to meet or exceed threshold performance levels for any payout to occur under the plan. During fiscal year 2016, the Company's performance was negatively impacted by more persistent deflationary pressures than were expected when the Compensation Committee established the performance metrics for the 2016 Cash Incentive Program. In August 2016, the Compensation Committee reassessed the performance metrics and adjusted them downward to account for the effects of deflation. The threshold, target and maximum performance levels in the table below reflect the adjustments made by the Compensation Committee during fiscal year 2016.

Performance Metric	Weight	Threshold	Target	Maximum	Actual Performance
Management Incentive EBITDA ($ millions)(1)	65%	$173,776	$187,057	$213,245	$165,660
Comparable Store Sales(2)	20%	0.42%	1.07%	1.34%	(0.54)%
New Store Sales ($ millions)(3)	15%	$542,145	$589,288	$677,681	$560,411

(1)
Management Incentive EBITDA is measured at the Company level and reflects earnings before interest, income tax, depreciation and amortization expense (inclusive of share based compensation), but excluding accruals for administrative incentive bonuses and the expense or income effect of strategic transaction costs, discontinued operations and closed store costs, non-cash rent expense or income, non-cash benefit plan expenses, severance costs, asset dispositions including impairment charges, extinguishment of debt, unusual legal charges, expenses associated with business optimization programs, and other extraordinary or non-recurring items.

(2)
Comparable Store Sales is measured at the Company level and reflects net sales at comparable stores against budgeted net sales.

(3)
New Store Sales reflects pro forma sales goals for new Smart & Final stores, calculated based on the anticipated sales used to calculate the anticipated return on capital when a new store was approved.

        As noted above, the Company encountered stronger than anticipated deflationary and other market factors during fiscal year 2016, which resulted in Management Incentive EBITDA performance below the threshold level. As such, none of our named executive officers received a bonus under the 2016 Cash Incentive Program, even though we achieved New Store Sales performance above our threshold for the fiscal year.

        Although our named executive officers did not receive payouts under the 2016 Cash Incentive Program, the Compensation Committee determined it was appropriate to recognize the performance of the named executive officers in fiscal year 2016 in connection with their leading our achievement of many operational successes that support our long-term growth objectives, including:

  •
  the outperformance of our targeted annual new store opening growth rate; and

  •
  the launch of several other successful sales initiatives.

        In consideration of these achievements in the face of a challenging business environment and deflationary factors that were largely out of the control of the management team, the Compensation Committee approved a discretionary bonus payout of 25% of target for all non-Cash & Carry corporate associates, including each of the named executive officers, which reflects a value below our threshold payout of 50%. The discretionary bonuses for fiscal year 2016 were approved and paid in March 2017.

Equity-Based Compensation

        We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of executives and managers with those of our stockholders. We maintain the SF CC Holdings, Inc. 2012 Stock Incentive Plan (the "2012 Incentive Plan"), pursuant to which we have granted stock options to our named executive officers. In connection with the IPO, we adopted the Smart & Final Stores, Inc. 2014 Stock Incentive Plan (the "2014 Incentive Plan"), and amended the 2012 Incentive Plan so that no new awards are available to be granted under such plan.

        Fiscal year 2016 was the first year we granted annual equity-based compensation to many of our named executive officers, as Messrs. Hirz and Phegley and Ms. Hong received equity awards in connection with our IPO. The value of our annual equity-based compensation grants, as determined by the Compensation Committee, is intended to be at market-competitive levels in support of our compensation philosophy.

        Our annual equity grants for fiscal year 2016 were designed to be delivered approximately 50% in the form of stock options and 50% in the form of restricted stock, with both vehicles granted under the 2014 Incentive Plan. We utilize a combination of stock options and restricted stock to provide an "at risk" pay opportunity that is directly linked to our stock price and aligns the interests of our named executive officers with those of our stockholders.

        Our stock options are designed to focus our named executive officers on performance over a longer-term period, as they only have value if our stock price increases after the date of grant. Key details of our stock option plan design include:

  •
  Stock options are granted with an exercise price that is equal to the Fair Market Value on the date of grant;

  •
  Stock options vest ratably over a 4-year period, with 1/4 vesting on each of the first four anniversaries of the date of approval by the Board;

  •
  Stock options expire 10 years from the date of grant; and

  •
  The vesting of stock options is contingent on continued employment with the Company.

        Our restricted stock grants are designed to provide value to our named executive officers over a 3-year vesting period and increase the alignment between executives and stockholders through direct stock ownership. Key details of our restricted stock plan design include:

  •
  Restricted stock grants vest ratably over a 3-year period, with 1/3 vesting on each of the first three anniversaries of the date of approval by the Board; and

  •
  The vesting of restricted stock is contingent on continued employment with the Company.

        The number of stock options and shares of restricted stock granted to named executive officers in fiscal year 2016 is shown below. Grants were made on May 6, 2016 and stock options have an exercise price of $15.65. Additional detail on each grant can be found in the Summary Compensation Table and accompanying tables that follow.

Named Executive Officer	Stock Options Granted	Restricted Stock Granted
David G. Hirz	199,680	79,872
Richard N. Phegley	39,936	15,974
Scott R. Drew	39,936	15,974
Edward Wong	23,961	9,584
Eleanor E. Hong	23,961	9,584

        In certain circumstances, stock options and restricted stock granted to the named executive officers are subject to additional or accelerated vesting. See "Potential Payments Upon Termination or Change in Control".

Perquisites and Other Compensation

        Our named executive officers are provided with limited perquisites to aid in the performance of their respective duties and to align with market practices. Certain of our named executive officers are provided with a car allowance or company car, a gas card and auto insurance for one vehicle. The vehicles are also used for limited personal use. In addition, our named executive officers participate in a grandfathered executive medical insurance plan that provides for reimbursement of out-of-pocket medical expenses.

        In fiscal year 2016, Mr. Wong also received relocation support, along with an additional payment to cover income taxes paid on the relocation costs, totaling approximately $200,000, in connection with his appointment as Senior Vice President, Supply Chain and Chief Information Officer and his relocation to the Los Angeles area. Additionally, in connection with the commencement of his employment, Mr. Wong received a signing bonus in the amount of $50,000, which was paid to him in fiscal year 2016.

401(k) Plan

        We maintain a tax-qualified retirement plan (the "401(k) Plan") that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) Plan as of the first day of the month following the date they meet the 401(k) Plan's eligibility requirements, and participants are able to defer up to 100% of their eligible compensation subject to applicable annual limits under the Internal Revenue Code of 1986, as amended (the "Code"). All participants' interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching contributions and profit sharing contributions to eligible participants. We match contributions at a 50% rate, up to a cap of 6% of base salary. We have not made any profit sharing contributions to date. Each of our named executive officers is eligible to participate in the 401(k) Plan, and during fiscal year 2016 each of our named executive officers other than Mr. Hirz participated in the 401(k) Plan.

Supplemental Deferred Compensation Plan

        The Code imposes limits on highly compensated employees with respect to the amount that may be contributed to tax-qualified defined contribution retirement plans, such as our 401(k) Plan. This limitation reduces the retirement benefits for our named executive officers. Accordingly, as part of our total compensation benefits that we provide in order to maintain competitive compensation, we maintain a nonqualified deferred contribution plan (the "Supplemental Deferred Compensation Plan") in which a select group of our highly compensated employees, including all of our named executive officers, are eligible to participate. The Supplemental Deferred Compensation Plan allows employees to defer compensation into future years, including during retirement. The Supplemental Deferred Compensation Plan is partially funded in a rabbi trust.

        In fiscal year 2016, the following named executive officers participated in the Supplemental Deferred Compensation Plan in the following amounts: Mr. Phegley deferred $101,546; Mr. Drew deferred $44,428; and Ms. Hong deferred $25,262. Amounts deferred under the Supplemental Deferred Compensation Plan are then credited to each respective named executive officer's account based on his or her individual selections from a portfolio of available investments. Messrs. Hirz and Wong did not make any contributions to the Supplemental Deferred Compensation Plan in fiscal year 2016.

        See "—Nonqualified Deferred Compensation Table" for further information regarding the Supplemental Deferred Compensation Plan.

Pension Plan

        We maintain a defined benefit pension plan (the "Pension Plan") that was frozen in June 2008 for all participants and for benefit accruals, other than with respect to employees in our subsidiary, Commerce Distribution Company LLC, or certain non-management employees in our warehouse or transportation departments. Mr. Phegley was a participant in the Pension Plan prior to it being frozen and has fully vested benefits therein. The Pension Plan is not an ongoing element of our compensation philosophy, but is considered when reviewing whether Mr. Phegley's total compensation is balanced.

        No payments were made to any named executive officer in fiscal year 2016 under the Pension Plan. The present value of Mr. Phegley's account as of the end of fiscal year 2016 was $255,433, which reflects an increase of $16,142 from the present value as of the end of fiscal year 2015.

        See "—Pension Benefits Table" for further information regarding the Pension Plan.

Supplemental Executive Retirement Plan

        We maintain the Supplemental Executive Retirement Plan (the "SERP"), which is a non-qualified defined benefit plan for our senior executives. The SERP was frozen to all participants and benefit accruals in January 2008. Mr. Phegley is the only named executive officer who was eligible to participate in the SERP. The SERP is not an ongoing element of our compensation philosophy, but is considered when reviewing whether Mr. Phegley's total compensation is balanced. The SERP is partially funded in a rabbi trust.

        Mr. Phegley was a participant in the SERP prior to it being frozen and has vested benefits in the SERP. No payments were made to any named executive officer in fiscal year 2016 under the SERP. The present value of Mr. Phegley's account as of the end of fiscal year 2016 was $2,220,197, which reflects an increase of $88,433 from the present value as of the end of fiscal year 2015.

        See "—Pension Benefits Table" for further information regarding the SERP.

Severance

        In fiscal year 2016, we entered into an amended and restated employment agreement with Mr. Hirz that provides for severance under certain circumstances. We also previously executed an offer letter with Ms. Hong that provides for severance under certain circumstances. We maintain a severance plan for our senior executives, including all of our named executive officers other than Mr. Hirz and Ms. Hong. Additionally, certain of Mr. Hirz's options and restricted stock vest and become exercisable upon certain qualifying terminations. We believe that providing severance is a necessary element of "competitive compensation," and is in line with current market practices. Severance protection also enhances our ability to retain capable executive officers and can create management stability during periods of uncertainty.

        See "—Potential Payments Upon Termination or Change in Control" for information regarding severance benefits under Mr. Hirz's employment agreement, Ms. Hong's offer letter, the Severance Plan and certain of Mr. Hirz's options and restricted stock awards.

        Employment Agreement with David G. Hirz.    On July 20, 2016, we entered into an amended and restated employment agreement with Mr. Hirz pursuant to which he agreed to continue to be our President and Chief Executive Officer. The employment agreement is for a three-year term, although on the third anniversary of the effective date, and on each anniversary thereafter, the term of the employment agreement extends for an additional year unless either party provides written notice of non-extension 180 days prior to any such anniversary.

        The amended and restated employment agreement entered into with Mr. Hirz provides for a base salary of $950,000, an annual bonus target of 110% of base salary, and for the Board or the

Compensation Committee to consider an annual equity award with a minimum fair market value of $2,500,000.

        Mr. Hirz is also subject to a Fair Competition Agreement with us, pursuant to which he is subject to certain non-competition and non-solicitation restrictions while employed and for a limited time after the termination of his employment. In addition, Mr. Hirz is subject to confidentiality and non-disparagement restrictions.

        Eleanor E. Hong Offer Letter.    On January 27, 2014, we executed an offer letter with Ms. Hong pursuant to which she agreed to be our Senior Vice President and Chief Marketing Officer.

        Ms. Hong is also subject to a Fair Competition Agreement with us, pursuant to which she is subject to certain non-competition and non-solicitation restrictions while employed and certain non-solicitation provisions for a limited time after the termination of her employment. In addition, Ms. Hong is subject to confidentiality and non-disparagement restrictions.

        Edward Wong Offer Letter.    On March 29, 2016, we executed an offer letter with Mr. Wong pursuant to which he agreed to be our Senior Vice President of Supply Chain and Chief Information Officer.

Tax Considerations

        As a general matter, the Board and the Compensation Committee review and consider the various tax and accounting implications of compensation programs we utilize.

        With respect to tax matters, the Compensation Committee considers the impact of Section 162(m) of the Code, which generally permits a tax deduction to public corporations for compensation over $1,000,000 paid in any fiscal year to the chief executive officer and the three other most highly compensated executive officers (excluding the chief financial officer) only if the compensation qualifies as being performance-based under Section 162(m) of the Code ("Section 162(m)"). We generally endeavor to structure our performance-based incentive compensation for our named executive officers to qualify as performance-based under Section 162(m) where it is reasonable to do so while meeting our compensation objectives.

        Nonetheless, from time to time certain non-deductible compensation may be paid and the Board and the Compensation Committee reserve the authority to award non-deductible compensation in appropriate circumstances. In addition, it is possible that some compensation paid pursuant to certain equity awards may be non-deductible under Section 162(m).

Stock Ownership Guidelines

        To further align the long-term interests of our executives and our stockholders, we have adopted stock ownership guidelines applicable to our Chief Executive Officer, other executive officers and non-employee directors. The guidelines require our executives and non-executive directors to maintain the following beneficial ownership of shares of our common stock (measured in market value):

Group	Required ownership
Chief Executive Officer	5 times annual base salary
Executive Vice Presidents	3 times annual base salary
Senior Vice Presidents	2 times annual base salary
Non-employee directors	5 times annual cash retainer

        Our executives and non-employee directors have until February 2021 or, if later, five years from the effective date of their respective election, appointment or promotion, as the case may be, to satisfy these stock ownership guidelines. For purposes of determining ownership levels, shares of common stock owned outright, unvested shares of restricted stock and shares underlying vested, in-the-money options to purchase common stock are included. Unvested stock options and shares of common stock underlying an award subject to performance-vesting for which the performance criteria have not been satisfied are not included.

Hedging and Pledging Policy

        Our insider trading policy expressly prohibits transactions involving hedging or pledging of shares of our common stock by directors, officers or employees.

Compensation Risk Assessment

        In fiscal year 2016, Hay Group supported the Compensation Committee with conducting a risk assessment of our incentive compensation plans and practices. As a result of this analysis as well as their regular review of compensation policies and practices, management has concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reviewed and agrees with management's conclusion.

Advisory Vote on Executive Compensation

        We conducted our second annual non-binding advisory vote on compensation paid to our named executive officers in fiscal year 2015 at the annual meeting of stockholders held in May 2016. At the 2016 annual meeting, over 99% of the votes cast on the advisory vote on our executive compensation proposal were in favor of our named executive officer compensation as described in the 2016 proxy statement. The Compensation Committee reviewed these final vote results and determined that the structure of our executive compensation policies continues to be appropriately aligned with the achievement of Company goals and objectives and stockholder expectations, and reinforces our compensation philosophy.

Role of the Compensation Committee in Executive Compensation

        During fiscal year 2016, our Compensation Committee made all decisions regarding the compensation levels of our executive officers.

        It is the Compensation Committee's responsibility to:

  •
  oversee the design of our executive compensation programs, policies and practices;

  •
  determine the types and amounts of most compensation for executive officers; and

  •
  review and approve the adoption, termination and amendment of, and to administer and, as appropriate, make recommendations to the Board regarding, our incentive compensation and stock option plans.

        The Compensation Committee considered and approved discretionary bonuses to our named executive officers in fiscal year 2016. The equity grants made to named executive officers during the year were recommended by our Compensation Committee. In addition, as described above, the Compensation Committee has directly engaged Hay Group to assist in its review of compensation for our executive officers.

Role of Executive Officers in Determining Compensation for Our Executive Officers

        Our Compensation Committee and the Board made all decisions regarding the compensation of our executive officers, after considering recommendations by Mr. Hirz (other than with respect to his own compensation).

        Our human resources department supports the Compensation Committee's work, and in some cases acts under delegated authority to administer compensation programs.

Role of the Compensation Consultant

        The Compensation Committee has retained Hay Group as its consultant to provide advice on executive and director compensation practices. Hay Group's support generally includes analysis related to the competitiveness of our executive and director compensation programs, periodic reviews of our compensation peer group, the presentation of compensation and governance trends to the Compensation Committee, and other mandates as directed by the Compensation Committee. In fiscal year 2016, these other mandates included an incentive compensation risk assessment and support with the development of the amended and restated employment agreement for Mr. Hirz, among others.

        In fiscal year 2016, we paid Hay Group approximately $190,000 for services related to executive and director compensation and paid Korn/Ferry International approximately $174,000 for executive search services.

        The Compensation Committee annually reviews the independence of Hay Group as its consultant under applicable SEC and NYSE rules on conflict of interest. Following this review, the Compensation Committee determined that Hay Group's work for us does not raise any conflicts of interest. The Compensation Committee's evaluation included consideration of all services provided to us, the amount of fees received as a percentage of Korn/Ferry International's annual revenue, its policies and procedures designed to prevent conflicts of interest, any business or personal relationships between Hay Group and the members of our Compensation Committee or executive officers and any ownership of our stock by the advisors providing executive and director compensation services to us.

Compensation Committee Interlocks and Insider Participation

        In fiscal year 2016, none of our executive officers served as a director or member of the compensation committee of another entity whose executive officers served on the Board or the Compensation Committee.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on our review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Report.

COMPENSATION COMMITTEE
Dennis T. Gies (Chairperson) Andrew. A. Giancamilli Paul N. Hopkins

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table for Fiscal Year 2016

        The following table contains information about the compensation paid to or earned by each of our named executive officers during our most recently completed fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Stock awards ($)(2)	Option awards ($)(2)		Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)(3)	All other compensation ($)(4)	Total ($)
David G. Hirz	2016	923,077	261,250		1,249,997	1,103,207		—	—	27,143	3,564,674
President and Chief Executive	2015	850,000	—		—	—		648,125	—	36,045	1,534,170
Officer	2014	850,000	—		—	3,802,231	(5)	943,670	—	40,542	5,636,425
Richard N. Phegley	2016	459,673	86,646		249,993	220,641		—	104,575	28,493	1,150,022
Senior Vice President and Chief	2015	449,700	—		—	—		259,089	17,897	26,820	753,506
Financial Officer	2014	433,582	—		1,836,096	2,392,010	(5)	362,723	423,419	26,820	5,474,650
Scott R. Drew	2016	399,047	70,731		249,993	220,641		—	—	7,950	948,363
Executive Vice President, Smart &	2015	360,578	—		99,993	86,588		177,714	—	7,800	732,673
Final Operations(6)
Edward Wong	2016	270,000	86,563	(8)	149,990	132,381		—	—	215,125	854,058
Senior Vice President, Supply
Chain and Chief Information
Officer(7)
Eleanor E. Hong	2016	421,032	63,654		149,990	132,381		—	—	7,950	775,007
Senior Vice President and Chief	2015	438,317	50,000	(10)	—	—		188,490	—	54,940	731,747
Marketing and Strategy Officer(9)	2014	330,769	150,000	(10)	675,000	1,122,754		266,448	—	191,405	2,736,376

(1)
Amounts in this column reflect discretionary bonuses approved by the Compensation Committee for performance in fiscal year 2016. See Note 8 for additional information about the amount reported for Mr. Wong.

(2)
The amounts shown for stock awards and option awards are based on the grant date fair value of awards calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the amounts in this column are set forth in Note 12, Share-Based Compensation, to our consolidated financial statements for fiscal year 2016. For information regarding the number of stock awards and the number of shares underlying stock option grants awarded in fiscal year 2016 and other features of those grants, see the "—Grants of Plan-Based Awards Table" below.

(3)
The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for fiscal year 2016 are comprised of changes between December 31, 2015 and December 31, 2016 in the actuarial present value of the accumulated pension benefits for Mr. Phegley, who participates in our frozen Pension Plan and SERP. Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service and the assumptions used to determine the present value, such as the discount rate. The assumptions used by the Company in calculating the change in pension value are described below in "Pension Benefits Table."

(4)
The amounts shown as All Other Compensation for fiscal year 2016 include:

All Other Compensation	David G. Hirz	Richard N. Phegley	Scott R. Drew	Edward Wong	Eleanor E. Hong
Vehicle allowance	$18,000	$11,400	—	—	—
Grandfathered executive medical plan	$9,143	$9,143	—	$9,143	—
Matching contributions under the 401(k) plan	—	$6,659	$7,950	$3,125	$6,659
Matching contributions under the Supplemental Deferred Compensation Plan	—	$1,291	—	—	—
Relocation support	—	—	—	$133,986	—
Tax gross-up related to relocation support	—	—	—	$68,870	—
(5)
The amounts shown for options awards for Messrs. Hirz and Phegley for fiscal year 2014 include the value of a modification of the repurchase rights for awards granted pursuant to the 2012 Incentive Plan. Such rights expired in connection with the IPO. The value of the modification for Mr. Hirz was $1,126,466 and for Mr. Phegley was $383,137.

(6)
Mr. Drew was promoted from Senior Vice President, Operations to Executive Vice President, Smart & Final Operations in March 2015.

(7)
Mr. Wong was hired as our Senior Vice President, Supply Chain and Chief Information Officer in April 2016.

(8)
Mr. Wong received a signing bonus of $50,000 in connection with his hiring, which was paid to him in fiscal year 2016.

(9)
Ms. Hong was hired as our Senior Vice President and Chief Marketing and Strategy Officer in February 2014.

(10)
Represents Ms. Hong's signing bonus, which was paid in four installments. Three installments were paid in fiscal year 2014, and one installment was paid in fiscal year 2015.

Employment Agreement and Offer Letters

        We entered into an amended and restated employment agreement with Mr. Hirz on July 20, 2016. We executed an offer letter with Ms. Hong on January 27, 2014 relating to Ms. Hong's employment as our Senior Vice President and Chief Marketing and Strategy Officer, establishing her position and providing for compensatory terms. In addition, on March 29, 2016, we executed an offer letter with Mr. Wong relating to his employment as our Senior Vice President of Supply Chain and Chief Information Officer, establishing his position and providing for compensatory terms. No other named executive officer is party to an employment agreement or other letter with the Company.

        See "Compensation of Our Named Executive Officers" and "—Potential Payments upon Termination or Change in Control" for discussions of the current compensatory terms applicable to each named executive officer and a description of the terms of Mr. Hirz's employment agreement and Ms. Hong's offer letter. As stated in Mr. Wong's offer letter, he is eligible to receive severance pursuant to the Severance Plan. In addition, Messrs. Phegley and Drew are also eligible to receive severance pursuant to the Severance Plan.

Grants of Plan-Based Awards Table

        The following table contains information about each grant of an award made to our named executive officers under any incentive plan in fiscal year 2016:

						All Other Stock Awards: Number of Shares of Stock or Units(2)(3) (#)	All Other Option Awards: Number of Securities Underlying Options(3)(4) (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Grant Date Fair Value of Stock and Option Awards ($)
								Exercise or Base Price of Option Awards ($/share)
Name	Grant Date	Date of Board Approval	Threshold ($)	Target ($)	Maximum ($)
David G. Hirz			522,500	1,045,000	2,090,000
	5/6/16	4/21/16				79,872			1,249,997
	5/6/16	4/21/16					199,680	15.65	1,103,207
Richard N. Phegley			173,292	346,584	693,168
	5/6/16	4/21/16				15,974			249,993
	5/6/16	4/21/16					39,936	15.65	220,641
Scott R. Drew			141,473	282,945	565,890
	5/6/16	4/21/16				15,974			249,993
	5/6/16	4/21/16					39,936	15.65	220,641
Edward Wong			73,125	146,250	292,500
	5/6/16	4/21/16				9,584			149,990
	5/6/16	4/21/16					23,961	15.65	132,381
Eleanor E. Hong			127,308	254,616	509,232
	5/6/16	4/21/16				9,584			149,990
	5/6/16	4/21/16					23,961	15.65	132,381

(1)
Constitutes threshold, target and maximum award opportunities for our named executive officers under the 2016 Cash Incentive Program. See "—Fiscal Year 2016 Compensation—Elements of Our Executive Compensation Program—Cash Incentive Program" for information regarding the criteria applied in determining amounts payable under the awards.

(2)
The amounts shown in this column represent shares of restricted stock granted under the 2014 Incentive Plan. The restricted stock vests at a rate of 33% per year on each of April 21, 2017, 2018 and 2019.

(3)
The amounts shown for stock awards and option awards are based on the grant date fair value of awards calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the amounts in this column are set forth in Note 12, Share-Based Compensation, to our consolidated financial statements for fiscal year 2016.

(4)
These options vest at a rate of 25% per year on each of April 21, 2017, 2018, 2019 and 2020.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table contains information concerning unexercised options and unvested restricted stock awards for each named executive officer outstanding as of the end of fiscal year 2016 (after giving effect to the 190-for-one stock split of our common stock effected on September 19, 2014):

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested ($)
David G. Hirz	397,193	(1)	—		2.09	4/6/17	—		—
	959,500	(1)	—		2.51	1/1/19	—		—
	671,688	(2)	167,922		5.27	2/1/23	—		—
	671,688	(2)	167,922		7.90	2/1/23	—		—
	111,112	(3)	444,444		12.00	9/23/24	—		—
	—		199,680	(4)	15.65	5/6/26	—		—
	—		—		—	—	79,872	(5)	1,126,195
Richard N. Phegley	228,456	(2)	57,114		5.27	2/1/23	—		—
	228,456	(2)	57,114		7.90	2/1/23	—		—
	16,666	(3)	66,667		12.00	9/23/24	—		—
	—		345,362	(6)	12.00	9/23/24	—		—
	—		39,936	(4)	15.65	5/6/26	—		—
	—		—		—	—	153,008	(6)	2,157,413
	—		—		—	—	15,974	(5)	225,233
Scott R. Drew	33,640	(1)	—		2.09	4/6/17	—		—
	148,960	(1)	—		2.09	1/27/18	—		—
	65,930	(1)	—		2.52	2/27/19	—		—
	87,400	(2)	21,850		5.27	2/1/23	—		—
	87,400	(2)	21,850		7.90	2/1/23	—		—
	33,333	(7)	50,000		12.00	9/23/24	—		—
	3,750	(8)	11,250		16.32	7/27/25	—		—
	—		39,936	(4)	15.65	5/6/26	—		—
	—		—		—	—	4,085	(9)	57,599
	—		—		—	—	15,974	(5)	225,233
Edward Wong	—		23,961	(4)	15.65	5/6/26	—		—
	—		—		—	—	9,584	(5)	135,134
Eleanor E. Hong	25,001	(7)	50,000		12.00	9/23/24	—		—
	20,801	(7)	41,600		12.00	9/23/24	—		—
	33,575	(7)	67,151		12.00	9/23/24	—		—
	—		23,961	(4)	15.65	5/6/26	—		—
	—		—		—	—	33,751	(10)	475,889
	—		—		—	—	9,584	(5)	135,134

(1)
Represents options that were rolled over in connection with the Ares Acquisition from options in our former parent company. All options that were rolled over were fully vested as of the time of the rollover. The number of shares of common stock subject to such options and the applicable exercise prices were equitably adjusted in connection with the rollover.

(2)
Represents options granted on February 1, 2013 that vest at a rate of 20% per year on each of November 15, 2013, 2014, 2015, 2016 and 2017, subject to earlier termination upon the occurrence of specified events. With respect to options granted to Mr. Hirz, see "—Potential Payments upon Termination or Change in Control—Option Agreements with David G. Hirz."

(3)
Represents options granted on September 23, 2014 that each vest at a rate of 10%/10%/20%/20%/40% on each of September 23, 2015, 2016, 2017, 2018 and 2019, subject to earlier termination upon the occurrence of specified events. With respect to options granted to Mr. Hirz, see "—Potential Payments upon Termination or Change in Control—Option Agreements with David G. Hirz."

(4)
Represents options granted on May 6, 2016 that vest at a rate of 25% per year on each of April 21, 2017, 2018, 2019, and 2020.

(5)
Represents restricted stock granted on May 6, 2016 that vests at a rate of 33% per year on each of April 21, 2017, 2018, and 2019.

(6)
Represents options and restricted stock granted on September 23, 2014 that vest on the earlier of (i) May 30, 2017, (ii) a Change in Control and (iii) the first day on or after May 30, 2016 on which Ares Management no longer holds 50% or more of the voting power of the Company, subject to earlier termination upon the occurrence of specified events. See "—Potential Payments upon Termination or Change in Control—Option Agreements and Restricted Stock Agreement with Richard N. Phegley."

(7)
Represents options granted on September 23, 2014 that vest at a rate of 20% per year on each of September 23, 2015, 2016, 2017, 2018 and 2019, subject to earlier termination upon the occurrence of specified events.

(8)
Represents options granted on July 27, 2015 that vest at a rate of 25% per year on each of July 27, 2016, 2017, 2018 and 2019, subject to earlier termination upon the occurrence of specified events.

(9)
Represents restricted stock granted on July 27, 2015. The restrictions with respect 2,043 shares of the restricted stock lapse on July 27, 2017 and the restrictions with respect to 2,042 shares of the restricted stock lapse on July 27, 2018.

(10)
Represents restricted stock granted on September 23, 2014 that vests at a rate of 20% per year on each of March 3, 2015, 2016, 2017, 2018 and 2019, subject to earlier termination upon the occurrence of specified events.

        Market value of stock awards that have not yet vested was calculated using a price of $14.10 per share, which was the closing price on the last trading day prior to the end of the fiscal year.

Option Exercises and Stock Vested

        The following table describes, for the named executive officers, the number of shares acquired on the exercise of options, the value realized on exercise of options, the number of shares acquired on the vesting of restricted stock awards, and the value realized on the vesting of restricted stock awards during fiscal year 2016.

	Option awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise ($)(1)	Number of shares acquired on vesting	Value realized on vesting ($)
David G. Hirz	684,097	8,160,344	—	—
Richard N. Phegley	—	—	—	—
Scott R. Drew	81,500	955,791	2,042	30,977	(2)
Edward Wong	—	—	—	—
Eleanor E. Hong	—	—	11,250	183,038	(3)

(1)
The value realized is computed as the difference between the fair market value of the underlying shares on the date of exercise and the exercise price times the number of options exercised.

(2)
The value realized is computed by multiplying the aggregate number of stock awards by $15.17, the closing price per share of our common stock on the NYSE on the vesting date.

(3)
The value realized is computed by multiplying the aggregate number of stock awards by $16.27, the closing price per share of our common stock on the NYSE on the vesting date.

Pension Benefits Table

        We maintain the Pension Plan that was frozen in June 2008. Mr. Phegley participated in the Pension Plan prior to the Pension Plan being frozen and has fully vested benefits therein.

        Our named executive officers who participate in the Pension Plan may retire and begin receiving normal benefits at age 65. A participant is eligible to receive early retirement benefits under the Pension Plan after reaching age 55 and providing 10 years of service. Normal retirement benefits consist of a monthly benefit equal to a participant's final average earnings multiplied by 1.5% times years of service prior to 1992 plus 1.0% times years of service after 1992, minus any benefits received under any other pension plan related to the participant's service to us for which the participant receives benefits (e.g., a union pension plan). If a participant elects to receive early retirement benefits, such benefit will consist of the normal retirement benefits, reduced by 0.5% for each month the early retirement precedes the normal retirement date.

        We engaged the services of Willis Towers Watson to determine the present value of annual accrued and actual benefits under the Pension Plan. All assumptions regarding forms of payment, married percentages and ages of spouses remained the same in fiscal year 2016 as compared to fiscal year 2015.

        In addition, we maintain the SERP. The SERP was frozen to all participants and benefit accruals in January 2008. However, individuals who are eligible to receive benefits pursuant to the SERP are entitled to receive benefits equal to a certain percentage of their compensation, less the amounts payable under the Pension Plan. Mr. Phegley was a participant in the SERP prior to the SERP being frozen and has fully vested benefits under the SERP.

        We determine the present value of assets held in the SERP by each participant as of the end of each fiscal year. As a result of Mr. Phegley moving closer to retirement eligibility, the present value of his accumulated benefits increased by $88,433. Other changes to the present value of accumulated benefits are generally the result of changes in interest rates and mortality assumptions. Also, there is no estimated rate of return on assets because the SERP is a nonqualified plan. The discount rate used to calculate the present value of SERP assets was 3.69% for 2015 and 3.55% for 2016.

        The following table contains information about our plans that provide for payments or other benefits at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
David G. Hirz	—	—	—	—
Richard N. Phegley	Pension Plan	11	255,433	—
Supplemental Executive
	Retirement Plan	15	2,220,197	—
Scott R. Drew	—	—	—	—
Edward Wong	—	—	—	—
Eleanor E. Hong	—	—	—	—

Nonqualified Deferred Compensation Table

        We maintain the Supplemental Deferred Compensation Plan for a select group of our highly compensated employees, in which all our named executive officers are eligible to participate. Participants are entitled to defer up to 100% of their base compensation and incentive bonus in the Supplemental Deferred Compensation Plan.

        Deferred amounts are paid in accordance with the participant's elections under the Supplemental Deferred Compensation Plan. In the event of the participant's termination of employment, deferred amounts are generally paid within 90 days following termination of employment, except in the event of the participant's retirement or disability, in which case deferred amounts are paid, at the participant's prior election, within 90 days following retirement or disability, or the fifth, tenth or fifteenth anniversary of such retirement or disability. We provide a matching contribution to participants in the Supplemental Deferred Compensation Plan equal to the match such participant would have received under the 401(k) Plan, except to the extent such contributions are subject to limits imposed by qualified plans.

        Participants in the Supplemental Deferred Compensation Plan, including named executive officers, allocate their contributions and plan account balances among investment alternatives which track the performance of investment funds. The alternatives that named executive officers may elect to track include a money market fund, S&P 500 Index fund, a growth fund, a value fund, a mid-cap growth fund, a small-mid cap value fund, an international fund, a total return fund, a small-mid cap growth series, a small-cap value series, a small-cap index, a global bond fund and an index fund relating to investment in shares of common stock of Sprouts Farmers Markets, Inc.

        The following table contains information regarding nonqualified defined contribution and other nonqualified deferred compensation plans.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
David G. Hirz	—	—	(7,457)	27,059	376,798
Richard N. Phegley	101,546	1,291	(103,090)	27,020	4,539,612
Scott R. Drew	44,428	—	33,423	25,421	346,845
Edward Wong	—	—	—	—	—
Eleanor E. Hong	25,262	1,291	2,876	19,986	42,159

Potential Payments upon Termination or Change in Control

        In this section, we describe payments that may be made to our named executive officers upon several events of termination, or upon a change in control, assuming such event occurred on the last day of fiscal year 2016 (except as otherwise noted).

        The information in this section does not include information relating to the following:

  •
  distributions under the Pension Plan, the SERP and the Supplemental Deferred Compensation Plan—see "—Fiscal Year 2016 Compensation—Elements of Our Executive Compensation Program—Pension Plan," "—Supplemental Deferred Compensation Plan" and "—Supplemental Executive Retirement Plan" for information regarding these plans; and

  •
  other payments and benefits provided on a nondiscriminatory basis to salaried employees generally upon termination of employment, including our 401(k) Plan.

Employment Agreement with David G. Hirz

        On July 20, 2016, we entered into an amended and restated employment agreement with Mr. Hirz that provides for severance in the event that Mr. Hirz's employment is terminated by the Company without Cause or by Mr. Hirz for Good Reason. In the event of either such termination, Mr. Hirz will be entitled to receive subject to his execution and non-revocation of a release of claims:

  •
  continuation of base salary for 24 months;

  •
  a prorated share of the annual bonus for the year of termination based on actual performance, payable at the time bonuses are paid generally;

  •
  24 months of service credit with respect to any options to purchase common stock of the Company granted prior to the date of termination and held on such date;

  •
  entitlement to exercise vested options for a period of two years after termination (or until the expiration of the option, if earlier); and

  •
  immediate vesting with respect to the lesser of (a) 50% of the total number of shares of restricted stock granted prior to the date of termination and (b) all of the shares of restricted stock granted prior to the date of termination that are still subject to restrictions as of such date.

        In addition, in the event that Mr. Hirz's employment is terminated by the Company without cause or by Mr. Hirz for Good Reason within 60 days prior to or within one-year following a Change in Control (as defined in the 2014 Incentive Plan), he will be entitled to receive additional severance equal to two times his target annual bonus. In connection with such termination, to the extent permitted by Section 409A of the Code, any severance payable to Mr. Hirz will be paid in a lump sum.

        If Mr. Hirz terminates his employment by "Retirement," he is entitled to receive the stock option and restricted stock vesting and stock option exercise benefits discussed above.

        "Good Reason" generally means the occurrence of any of the following events, without Mr. Hirz's consent: (i) a material diminution of Mr. Hirz's authority, responsibility or duties, including if Mr. Hirz no longer reports directly to the Board; (ii) relocation to a principal place of employment that is 25 miles further (one-way) from Mr. Hirz's current residence than the current headquarters in Commerce, California is from such residence; or (iii) failure by the Company to comply with any material obligation imposed by the employment agreement. However, the Company may reduce Mr. Hirz's base salary in connection with a Company-wide reduction in salary or a reduction in salary of the Company's executive officers generally, and any such reduction shall not be deemed to be "Good Reason," provided that the percentage of any such reduction is no greater than the percentage reduction of any other officer.

        "Cause" generally means the occurrence of any of the following events by Mr. Hirz: (i) a breach of any material provision of the employment agreement or a breach of any provision of the Fair Competition Agreement between Mr. Hirz and the Company; (ii) (A) the commission of any felony or (B) the conviction or plea of nolo contendere to any misdemeanor, in each case, that causes or is likely to cause material harm or embarrassment to the Company or any of its subsidiaries or any of its affiliates; (iii) theft, embezzlement or fraud in connection with the performance of Mr. Hirz's duties; (iv) the misappropriation of any material business opportunity of the Company or any of its subsidiaries by Mr. Hirz; (v) any material failure by Mr. Hirz to comply with, observe or carry out the Company's written rules, regulations, policies and codes of ethics and/or conduct applicable to its employees generally; (vi) any material failure by Mr. Hirz to comply with, observe or carry out the written rules, regulations, policies, directions, codes of ethics and/or conduct and restrictions for senior executives of the Company; and (vii) substance abuse or use of illegal drugs that (A) materially impairs performance of Mr. Hirz's duties or (B) causes or is likely to cause material harm or embarrassment to the Company or any of its subsidiaries.

        "Retirement" generally means a termination by Mr. Hirz other than for death or disability or with or without Good Reason that occurs after July 20, 2019. In order to terminate for Retirement, Mr. Hirz must provide at least 180 days' prior written notice to the Company of his intention to retire and must represent that he does not intend to engage in full-time employment after his retirement.

        In the event that Mr. Hirz's employment is terminated as a result of his death or disability, Mr. Hirz, his personal representative or guardian, as the case may be, is entitled to receive:

  •
  continuation of base salary for 24 months; and

  •
  a prorated share of the annual bonus based on actual performance, payable at the time bonuses are paid generally.

Eleanor E. Hong Offer Letter

        In January 2014, we executed an offer letter with Ms. Hong that provides for severance in the event that Ms. Hong's employment is terminated by the Company without Cause or by Ms. Hong for Good Reason. In the event of either such termination, Ms. Hong will be entitled to receive subject to her execution and non-revocation of a release of claims:

  •
  continuation of base salary for 12 months;

  •
  a prorated share of the annual bonus for the year of termination based on actual performance, payable at the time bonuses are paid generally;

  •
  continuation of medical, dental and vision insurance until the earlier of (a) 12 months or (b) the date she becomes eligible for such benefits from a subsequent employer;

  •
  reasonable executive level outplacement services for 12 months; and

  •
  entitlement to exercise vested options for a period of 90 days after termination.

        "Good Reason" generally means the occurrence of any of the following events, without Ms. Hong's consent: (i) a material diminution of Ms. Hong's responsibility or duties, as in effect on her start date; (ii) relocation to a principal place of employment that is 25 miles further (one-way) from Ms. Hong's current residence than the current headquarters in Commerce, California is from such residence; or (iii) failure by the Company to comply with any material obligation imposed by the offer letter or any documents relating to her option awards. However, the Company may reduce Ms. Hong's base salary in connection with a Company-wide reduction in salary or a reduction in salary of the Company's executive officers generally, and any such reduction shall not be deemed to be "Good Reason," provided that the percentage of any such reduction is no greater than the percentage reduction of any other officer.

        "Cause" generally means the occurrence of any of the following events by Ms. Hong: (i) the commission of any felony or a crime of moral turpitude; (ii) the commission of an act of gross negligence or fraud in connection with the performance of her duties; (iii) material violation of any policy of the Company; (iv) failure by or refusal of Ms. Hong to substantially perform her material employment duties or to implement the reasonable directives of the Company; and (v) willful engagement in misconduct that is materially injurious to the Company.

Severance Plan

        The Company maintains the Severance Plan, in which all of our named executive officers other than Mr. Hirz and Ms. Hong participate as Tier II participants.

        In the event that the employment of any named executive officer who participates in the Severance Plan is involuntarily terminated by the Company for any reason other than on account of Cause (as defined below), death or disability, such named executive officer is entitled to receive the following severance benefits subject to the execution and non-revocation of a release of claims:

  •
  continuation of base salary for 12 months;

  •
  a prorated share of the annual bonus for the year of termination based on actual performance, payable at the time bonuses are paid generally;

  •
  continuation of medical, dental and vision insurance through the earlier of (i) 12 months or (ii) the date the participant becomes eligible for welfare benefits from a subsequent employer; and

  •
  reasonable executive level outplacement services for 12 months.

        "Cause" generally means a finding by the Compensation Committee that the participant has (i) committed a felony or a crime involving moral turpitude, (ii) committed any act of gross negligence or fraud, (iii) failed, refused or neglected to substantially perform his or her employment duties (other than by reason of a physical or mental impairment) or to implement the reasonable directives of the Company (that is not cured within 30 days), (iv) violated any material policy of the Company (that is not cured within 30 days), or (v) engaged in fraud or misconduct that is materially injurious to the Company, monetarily or otherwise.

Equity Award Agreements with David G. Hirz

  Restricted Stock Agreements

        The restricted stock granted to Mr. Hirz on May 6, 2016 contains a provision whereby if Mr. Hirz is terminated without Cause or resigns for Good Reason (each as defined in his employment agreement), irrespective of whether the termination accompanies a Change in Control, restricted stock shall, as of the date of such termination, immediately vest with respect to the lesser of (a) 50% of the total number of shares subject to the grant agreement and (b) all of the restricted stock as of such date. In addition, if Mr. Hirz is terminated due to death or disability, all unvested shares of restricted stock granted to Mr. Hirz on May 6, 2016 will become vested and no longer subject to restrictions.

  Stock Option Agreements

        The following vesting provisions apply to options granted to Mr. Hirz on February 1, 2013, September 23, 2014, and May 6, 2016:

  •
  if Mr. Hirz's termination is without Cause, for Good Reason or Retirement, the portion of stock options that would have vested had he remained continuously employed until the date two years after the date of the termination will vest;

  •
  upon a Change in Control, the stock options will vest and become exercisable on the 13-month anniversary of the Change in Control, subject to Mr. Hirz's continued employment through such 13-month anniversary; and

  •
  if Mr. Hirz is terminated without Cause or resigns for Good Reason within 60 days prior to or at any time following the date of a Change in Control, the stock options will vest and become exercisable on the date of such termination, or, if later, the date of such Change in Control.

        For more information regarding these awards, see footnotes 1 through 4 to "—Outstanding Equity Awards at Fiscal Year-End Table."

Option Agreements and Restricted Stock Agreement with Richard N. Phegley

        Certain stock options and restricted stock granted to Mr. Phegley on September 23, 2014 vest and become exercisable, subject to continued employment, on the earlier of (i) May 30, 2017, (ii) a Change in Control (as defined in the 2014 Stock Incentive Plan) and (iii) the earliest date on or after May 30, 2016 Ares no longer holds beneficial ownership of shares or securities representing 50% or more of the total voting power of the voting securities.

        For more information regarding these awards, see footnote to "—Outstanding Equity Awards at Fiscal Year-End Table."

        The following table sets forth information on the potential payments to our named executive officers upon certain terminations or upon a change in control, assuming such termination or change in control occurred on January 1, 2017:

Name	Cash Payments ($)		Acceleration of Equity Vesting ($)		Continuation of Welfare Plans ($)(1)	Outplacement Services ($)(2)	Total ($)
David G. Hirz
Termination Without Cause/Resignation for Good Reason (other than in connection with a Change in Control)	2,161,250	(3)	3,553,632	(4)	—	—	5,714,882
Termination Without Cause/Resignation for Good Reason in connection with a Change in Control	4,251,250	(5)	4,020,298	(4)	—	—	8,271,548
Change in Control	—		700,001	(6)	—	—	700,001
Death or Disability	2,161,250	(3)	1,126,195	(7)	—	—	3,287,445
Richard N. Phegley
Termination Without Cause	548,758	(8)	—		39,692	10,000	598,450
Change in Control	—		2,882,673	(9)	—	—	2,882,673
Death or Disability	—		225,233	(7)	—	—	225,233
Scott R. Drew
Termination Without Cause	520,731	(8)	—		39,678	10,000	570,409
Death or Disability	—		225,233	(7)	—	—	225,233
Edward Wong
Termination Without Cause	426,563	(8)	—		30,854	10,000	467,417
Death or Disability	—		135,134	(7)	—	—	135,134
Eleanor E. Hong
Termination Without Cause/Resignation for Good Reason	488,014	(8)	—		39,654	10,000	537,668
Death or Disability	—		135,134	(7)	—	—	135,134

(1)
Reflects the cost of 12 months' continuation of medical, dental and vision insurance premium payments.

(2)
Reflects the cost of 12 months' executive outplacement services.

(3)
Reflects 24 months' continuation of base salary and a prorated bonus for the year of termination based on actual performance.

(4)
Reflects the value of acceleration of certain grants of restricted stock, determined based on the closing price of a share of our common stock on December 30, 2016 (the last trading day of the fiscal year), which was $14.10, and stock options, determined based on the difference between this price and the exercise price of the stock options, as described above under "—Potential Payments upon Termination or Change in Control—Restricted Stock Agreements with David G. Hirz." and "—Potential Payments upon Termination or Change in Control—Equity Agreements with David G. Hirz."

(5)
Reflects 24 months' base salary, two times target annual bonus, and a prorated bonus for the year of termination based on actual performance.

(6)
Reflects the value of accelerated vesting of stock options that would be unvested at the conclusion of the 13-month period following a change in control, based on the difference between the closing price of a share of our common stock on December 30, 2016 (the last trading day of fiscal year 2016), which was $14.10, and the exercise price of the stock options. This closing price has been assumed for purposes of this calculation, as the closing price of a share of common stock at the conclusion of the 13-month period is not known. Value from acceleration will not be realized until the conclusion of the 13-month period following a change in control, and until such time the options remain subject to forfeiture, as described above under "—Potential Payments upon Termination or Change in Control—Option Agreements with David G. Hirz."

(7)
Reflects the value of acceleration of unvested shares of restricted stock granted on May 16, 2016 based on the closing price of a share of our common stock on December 30, 2016 (the last trading day of the fiscal year), which was $14.10.

(8)
Reflects 12 months' continuation of base salary and a prorated bonus based on actual performance.

(9)
Reflects the value of acceleration of certain unvested stock options granted to Mr. Phegley on September 23, 2014, based on the difference between the closing price of a share of our common stock on December 30, 2016 (the last trading day of fiscal year 2016) which was $14.10, and the exercise price of the stock options, and restricted stock granted to Mr. Phegley on September 23, 2014, based on the closing price of a share of our common stock on December 30, 2016 (the last trading day of fiscal year 2016) as described above under "—Potential Payments upon Termination or Change in Control—Option Agreements and Restricted Stock with Richard N. Phegley."

DIRECTOR COMPENSATION

        The Board maintains a director compensation program, pursuant to which each of our independent directors is entitled to the following fees and awards:

  •
  an annual cash retainer of $50,000;

  •
  an additional annual cash retainer of $15,000 to the chairperson of the Audit Committee;

  •
  an additional annual cash retainer of $10,000 to the chairperson of the Compensation Committee;

  •
  an additional annual cash retainer of $6,000 to the chairperson of the Nominating Committee;

  •
  $1,500 for each committee or Board meeting attended; and

  •
  a grant of restricted stock under the 2014 Incentive Plan in an amount equal to $100,000 per year. Restricted stock granted in fiscal year 2016 will vest ratably on each of the first four anniversaries of the date of approval by the Board. During fiscal year 2016, Messrs. Gies, Kaplan and Stein did not receive equity awards.

        In order to align the vesting schedule of restricted stock awards granted to our independent directors with our peer group as well as the broader retail market, restricted stock grants made in fiscal year 2017 and future years will cliff vest 100% on the first anniversary of grant date.

        Directors are subject to stock ownership guidelines, as described above under "—Compensation Discussion and Analysis—Stock Ownership Guidelines."

        Directors who are not independent directors under NYSE standards do not receive any compensation for their services as directors.

        We also reimburse each of our directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including travel expenses in connection with their attendance in person at Board and committee meetings.

Director Compensation Table for Fiscal Year 2016

        The following table contains information concerning the compensation of our non-employee directors in fiscal year 2016.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)(1)	Total ($)
Norman H. Axelrod	56,000	99,988	155,988
Andrew A. Giancamilli	57,500	99,988	157,488
Dennis T. Gies(2)	67,500	—	65,700
Paul N. Hopkins	77,000	99,988	176,988
David B. Kaplan(2)	56,000	—	56,000
Elaine K. Rubin(3)	—	—	—
Adam L. Stein(2)(4)	64,500	—	64,500
Joseph S. Tesoriero	92,000	99,988	191,988
Kenneth I. Tuchman	78,500	99,988	178,488

(1)
The amounts shown for stock awards relate to restricted stock granted under the 2014 Incentive Plan. These amounts are based upon the grant date fair value of awards calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the amounts in this column are set forth in Note 12, Share-Based Compensation, to our consolidated financial statements for fiscal year 2016. Each of Messrs. Axelrod, Giancamilli, Hopkins, Tesoriero and Tuchman was granted 6,389 shares of restricted stock, which vests at a rate of 25% on each of April 21, 2017, 2018, 2019 and 2020, provided he has remained in service until the vesting date. As of the end of fiscal year 2016, Messrs. Axelrod, Giancamilli, Hopkins, Tesoriero and Tuchman had 6,389, 6,389, 7,692, 6,389 and 7,692 outstanding shares of restricted stock, respectively.

(2)
Fees for service by Messrs. Gies, Kaplan and Stein are paid to ACOF Operating Manager III, LLC and ACOF Operating Manager IV, LLC, which are parties to the Management Services Agreements.

(3)
Elected to the Board in January 2017, and did not receive any compensation for fiscal year 2016.

(4)
Resigned from the Board in September 2016.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 3)

        In accordance with Section 14A of the Exchange Act, which was added by The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the related SEC rules promulgated thereunder, we are providing our stockholders the opportunity to cast a non-binding advisory vote to approve the compensation of the named executive officers. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. The Board recommended, and the stockholders approved at our 2015 Annual Meeting of Stockholders, that such advisory vote would be conducted once every year.

        As described in the "Compensation Discussion and Analysis" section of these proxy materials, the primary objectives of our executive compensation program are to (i) offer balanced total compensation in an effort to satisfy our stockholder, Company and individual executive goals, (ii) attract and retain high caliber executives and key personnel by offering competitive compensation, (iii) align the compensation of executives with the goals of the Company by offering performance incentives and (iv) increase, when appropriate, the percentage of total compensation that is "at risk" proportionate to executives' overall responsibilities, position and compensation . The foregoing objectives are applicable to the compensation of our named executive officers. We urge our stockholders to review the Executive Compensation section above and the compensation tables and narrative discussion included therein for more information.

        We believe that our executive compensation program achieves these objectives by balancing multiple compensation elements, while keeping an appropriate portion of compensation "at risk," which has enabled us to successfully motivate and reward the named executive officers. We believe such program is appropriate in light of our overall compensation philosophy and objectives and has played an essential role in our continued growth and financial success by aligning the long-term interests of the named executive officers with the long-term interests of our stockholders.

        For these reasons, the Board recommends a vote in favor of the following resolution:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        As an advisory vote, this proposal is not binding upon us. Notwithstanding the advisory nature of this vote, the Compensation Committee values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Furthermore, stockholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board at any time throughout the year. Please refer to "Other Board Information—Stockholder Communications" above for information about communicating with the Board.

        The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy and entitled to vote is required to approve this Proposal 3.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THESE PROXY MATERIALS.

 APPROVAL OF THE SMART & FINAL STORES, INC. AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN (PROPOSAL 4)

Introduction

        At the Annual Meeting, stockholders will be presented with a proposal to approve an amendment and restatement (the "Plan Amendment") of the 2014 Incentive Plan to make certain changes, including, among other things, to:

  •
  increase the number of shares reserved for issuance under the 2014 Incentive Plan from 5,500,000 to 9,200,000;

  •
  approve the material terms of Section 162(m) performance goals in the 2014 Incentive Plan;

  •
  permit the Company to withhold taxes in excess of the minimum statutory withholding level; and

  •
  clarify provisions related to recent changes in law concerning permitted "whistleblowing" activities.

        On March 13, 2017, the Board unanimously approved the Plan Amendment, subject to approval by our stockholders at the Annual Meeting.

        The Plan Amendment will not take effect unless approved by our stockholders at the Annual Meeting.

Increase in Share Reserve

        Our request to increase the number of shares reserved for issuance under the 2014 Incentive Plan by 3,700,000 shares is intended to allow us to continue to use equity-based incentives to attract, motivate and retain highly qualified employees, non-employee directors and consultants to produce growth in stockholder value.

        Based on our historical grant practices, if the Plan Amendment is approved, the Board believes the increase will provide a sufficient number of shares for future awards through 2020.

        If the Plan Amendment is not approved, we will need to change our equity award grant practices to ensure that we have sufficient shares until the date of the 2018 annual meeting of stockholders (the "2018 Annual Meeting").

Section 162(m) Performance Goals

        Stockholder approval of the Plan Amendment will constitute re-approval of the material terms of the performance goals under the 2014 Incentive Plan. We are seeking approval of the material terms of the performance goals to preserve our ability to grant annual and long-term incentive awards that are intended to meet the requirements to avoid the disallowance of tax deductibility under Section 162(m).

        Section 162(m) generally limits the federal income tax deduction for compensation paid to any person who serves as chief executive officer or who is one of the three other most highly compensated executive officers, other than the chief financial officer, of a publicly held corporation (each such person, a "Covered Employee") to $1.0 million per year, with an exception for qualified performance-based compensation.

        The Board believes it is in our best interest to preserve the flexibility to grant cash and equity incentive awards that are intended to comply with the qualified performance-based compensation exception under Section 162(m).

        One of the requirements of the qualified performance-based compensation exception under Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by stockholders at least once every five years. For purposes of Section 162(m), the material terms of the performance goals are:

  •
  a description of the business criteria on which the performance goals are based, as further discussed below;

  •
  either the maximum amount of compensation that could be paid to an employee if the performance goals are attained or the formula used to calculate the amount of compensation to be paid to the employee if the performance goals are attained, as further discussed below; and

  •
  the eligibility terms of the 2014 Incentive Plan, which permit grants of annual and long-term incentive awards to executive officers and other 2014 Incentive Plan participants.

Key Features of the 2014 Incentive Plan

        The 2014 Incentive Plan, as proposed to be amended, includes key provisions designed to protect stockholder interests, promote effective corporate governance and reflect the use of corporate governance best practices including, among other things:

  •
  Administered by an Independent Compensation Committee.  Awards to employees (other than executive officers) and consultants under the 2014 Incentive Plan are administered by our Compensation Committee, which is composed entirely of independent directors who meet the SEC and NYSE standards of independence. The Board administers the 2014 Incentive Plan for equity awards to executive officers and non-employee directors.

  •
  Granting of Performance Awards.  Under the 2014 Incentive Plan, the Compensation Committee may grant performance-based awards intended to qualify as "performance-based compensation" under Section 162(m).

  •
  Awards Require a Minimum Vesting Period.  Subject to certain exceptions under the 2014 Incentive Plan, time-based awards generally require a minimum vesting period of three years and performance-based awards generally require a minimum vesting period of one year.

  •
  No Discounted Options.  Stock options may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

  •
  No Repricing of Under-water Options.  The 2014 Incentive Plan does not allow for the repricing of "under-water" stock options, including the cancellation and reissuance of new options in exchange for stock options for which the strike price is above the then-current fair value of the Company's stock.

  •
  No Reloads.  The 2014 Incentive Plan does not permit the grant of stock option reloads.

  •
  No Cash Buyout without Stockholder Approval.  No cash buyouts of outstanding stock options are permitted under the 2014 Incentive Plan where the option strike price exceeds the then-current fair value of the Company's stock.

  •
  No Automatic Vesting on a Change in Control.  The 2014 Incentive Plan does not provide for automatic vesting on a change in control.

  •
  Double-Trigger Change in Control Terms.  Awards are generally subject to double-trigger change in control terms, under which full vesting of the award would be triggered not by a change in control of the Company, but rather by a termination of employment occurring following a change in control.

  •
  No Share Recycling for Net Exercises or Tax Withholding.  Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the 2014 Incentive Plan.

  •
  No Evergreen Provision.  There is no "evergreen" or automatic replenishment provision pursuant to which the shares authorized for issuance under the 2014 Incentive Plan are automatically replenished.

  •
  No Automatic Grants.  The 2014 Incentive Plan does not provide for automatic grants to any participant.

  •
  No Tax Gross Ups.  The 2014 Incentive Plan does not include any tax gross-up provisions.

Summary of the 2014 Incentive Plan

        The material terms of the 2014 Incentive Plan, as proposed to be amended, are summarized below. The following summary is qualified in its entirety by reference to the complete text of the 2014 Incentive Plan, as proposed to be amended, a copy of which is filed as an exhibit to this proxy statement.

Purpose of the 2014 Incentive Plan

        The 2014 Incentive Plan helps us in a number of ways:

  •
  to attract, retain, motivate and reward employees, non-employee directors and consultants;

  •
  to strengthen the mutuality of interests between our employees, directors and consultants and our stockholders; and

  •
  to provide a means for qualifying awards under tax provisions so that performance-based compensation may be tax deductible by us.

        The Board and the Compensation Committee intend to continue to use awards linked to shares of our common stock and cash-based incentive awards to provide incentives for the achievement of important operational and/or financial performance objectives and to promote our long-term success. In particular, we believe that in a competitive environment for qualified executive and other personnel, our ability to provide equity-based awards will continue to be a key factor in the recruitment and retention of such personnel. The 2014 Incentive Plan is likewise important to our ability to attract and retain qualified and experienced individuals to serve as non-employee directors.

Overview of Awards Under the 2014 Incentive Plan

        The 2014 Incentive Plan authorizes a broad range of awards, including:

  •
  stock options, which may be either incentive stock options ("ISOs") or non-qualified stock options;

  •
  restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

  •
  other stock-based awards, which may include:

  •
  stock appreciation rights ("SARs");

  •
  performance units;

  •
  restricted stock units ("RSUs"), a right to receive shares at a specified future date, subject to a risk of forfeiture;

  •
  stock units, a right to receive shares at a specified future date; and

  •
  performance shares or other stock-based performance awards, which are in effect deferred stock or restricted stock awards that may be earned by achieving specific performance objectives; and

  •
  cash incentive awards earnable by achievement of specific performance objectives.

Reasons for Stockholder Approval

        We seek approval of the Plan Amendment by our stockholders in order to meet the requirements of the NYSE and to satisfy the requirements of Section 162(m), as discussed above, to help us preserve our ability to seek to claim tax deductions for compensation paid to Covered Employees. In addition, the Board believes that stockholder approval is consistent with corporate governance best practices.

        Stockholder approval will permit designated stock options to qualify as ISOs under the Internal Revenue Code. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Administration of the 2014 Incentive Plan

        The 2014 Incentive Plan is administered and interpreted by a committee or subcommittee of the Board appointed by the Board (the "Committee"), consisting of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Exchange Act, an outside director as defined under Section 162(m), and an independent director under NYSE rules. Currently, our Compensation Committee serves as the Committee for the 2014 Incentive Plan. With respect to equity award grants to non-employee directors and executive officers, the 2014 Incentive Plan is administered by the Board (and references to the Committee are deemed to refer to the Board for this purpose).

Number of Authorized Shares and Award Limits

        After giving effect to the Plan Amendment, the aggregate number of shares of our common stock that may be issued or used for reference purposes under the 2014 Incentive Plan may not exceed 9,200,000 shares (subject to adjustment as described below). In addition, shares covered by any award under the 2012 Incentive Plan that is canceled, expires or terminates unexercised for any reason will be available for grant under the 2014 Incentive Plan.

        Shares of our common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is canceled, expires or terminates unexercised for any reason, the shares covered by such award will again be available for the grant of awards under the 2014 Incentive Plan, except that any shares that are not issued as the result of a net settlement or that are used to pay any exercise price or tax withholding obligation will not again be available for the grant of awards. Shares of our common stock that we repurchase on the open market with the proceeds of an option exercise price also will not be available for the grant of awards. Awards that may be settled solely in cash are not deemed to use any shares under the 2014 Incentive Plan.

        The maximum number of shares of our common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2014 Incentive Plan during any fiscal year to each employee or consultant is 1,000,000 shares per type of award, although the maximum number of shares of our common stock for all types of awards that may be granted to any employee or consultant during any fiscal year is 1,000,000 shares. The maximum number of shares of our common stock that may be granted pursuant to awards under the 2014 Incentive Plan during any fiscal year to any non-employee director is 100,000 shares.

        The foregoing individual participant limits are cumulative; that is, to the extent shares of our common stock that may be granted to an individual in a fiscal year are not granted, the number of shares of our common stock that may be granted to such individual is increased in subsequent fiscal years.

        In addition, the maximum grant date value of any other stock-based awards denominated in cash and the maximum payment under any performance-based cash award granted under the 2014 Incentive Plan payable with respect to any fiscal year to an employee or consultant is $10,000,000.

        The Committee will, in accordance with the terms of the 2014 Incentive Plan, make appropriate adjustments to the above aggregate and individual limits, to the number and/or kind of shares or other property (including cash) underlying awards and to the purchase price of shares underlying awards, in each case, to reflect any change in our capital structure or business by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, any recapitalization, merger, consolidation, spin off, split off, reorganization or any partial or complete liquidation, any sale or transfer of all or part of our assets or business, or any other corporate transaction or event that would be considered an "equity restructuring" within the meaning of FASB ASC Topic 718. In addition, the Committee may take similar action with respect to other extraordinary events.

Eligibility and Participation

        All of our and our affiliates' current and prospective employees and consultants, as well as our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock, performance-based cash awards and other stock-based awards under the 2014 Incentive Plan. Only our and our subsidiaries' employees are eligible to be granted ISOs under the 2014 Incentive Plan. As of January 1, 2017, the Company had approximately 12,000 employees and eight non-employee directors eligible to receive awards under the 2014 Incentive Plan. The Committee determines whether to grant awards under the 2014 Incentive Plan.

Types of Awards

        Stock Options.    The 2014 Incentive Plan authorizes the Committee to grant ISOs to eligible employees and non-qualified stock options to purchase shares to employees, consultants, prospective employees, prospective consultants and non-employee directors. The Committee will determine the number of shares of our common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the shares of our common stock at the time of grant, or 110 percent of fair market value in the case of ISOs granted to ten-percent stockholders), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms as are determined by the Committee at grant. The maximum term of options under the 2014 Incentive Plan is ten years (or five years in the case of ISOs granted to ten-percent stockholders). Upon the exercise of an option, the participant must make payment of the full exercise price, either in cash or by check, bank draft or money order; solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker, reasonably acceptable to us, to promptly deliver to us an amount equal to the aggregate exercise price; or on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of options or by payment in full or in part in the form of shares of our common stock).

        Restricted Stock.    The 2014 Incentive Plan authorizes the Committee to grant restricted stock. Recipients of restricted stock enter into an agreement with us subjecting the restricted stock to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock may lapse and the awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m), as discussed below), as determined by the Committee at grant. Except as otherwise determined by the Committee, a holder of restricted stock has all of the rights of a stockholder including the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying restricted stock, the right to vote shares and, subject to and conditioned upon the vesting and restrictions lapsing for the underlying shares, the right to tender such shares. However, the Committee may in its discretion provide at grant that the right to receive dividends on restricted stock will not be subject to the vesting or lapsing of the restrictions on the restricted stock.

        Other Stock-Based Awards.    The 2014 Incentive Plan authorizes the Committee to grant awards of shares of our common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of our common stock, including, but not limited to, shares of our common stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions; shares of our common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; SARs; stock equivalent units; RSUs; performance awards entitling participants to receive a number of shares of our common stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or awards valued by reference to book value of shares of our common stock. In general, other stock-based awards that are denominated in shares of our common stock will include the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying award, but the Committee may in its discretion provide at grant that the right to receive dividends on a stock-denominated award will not be subject to the vesting or lapsing of the restrictions on the performance award.

Certain Performance-Based Awards

        As noted above, performance-based awards granted under the 2014 Incentive Plan that are intended to satisfy the performance-based compensation exception under Section 162(m) will vest based on attainment of specified performance goals established by the Committee. These performance goals will be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the Committee. Such performance goals may be based upon the attainment of specified levels of company, subsidiary, division or other operational unit performance under one or more of the measures described below relative to the performance of other companies. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria, to the extent permitted by Section 162(m). Unless the Committee determines otherwise, to the extent permitted by Section 162(m), the Committee will disregard and exclude the impact of: special, unusual or non-recurring items, events, occurrences or circumstances; discontinued operations or the disposal of a business; the operations of any business that we acquire during the fiscal year or other applicable performance period; or a change in accounting standards required by generally accepted accounting principles.

Performance Goals

        The 2014 Incentive Plan sets out performance goals that the Committee may use in creating performance-based awards that are intended to qualify for tax deductibility under Section 162(m). Awards may be granted to participants who are not deemed likely to be covered by Section 162(m) with performance conditions and other terms different from those needed in an award intended to meet Section 162(m) requirements. This section describes performance award terms intended to meet Section 162(m) requirements.

        If the grant of an award, the lapse of a relevant restriction, or the earning or vesting of an award or right to exercise an award, including cash incentive awards, is to be based on the attainment of objective performance goals, the Committee will establish the performance goals, formulae or standards and the amount of the award to become earned or vested applicable to each recipient while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for not applying (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) requires that performance awards be based upon objective performance measures.

        Such performance goals will be based on one or more of the following criteria ("Performance Criteria"): (i) enterprise value or value creation targets; (ii) income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; (iii) cash flow including, but not limited to, from operations or free cash flow; (iv) specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee; (v) sales, net sales, revenues, net income or earnings before income tax or other exclusions including earnings before interest, income tax, depreciation and amortization expenses; (vi) operating margin; return on operating revenue or return on operating profit; (vii) return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; (viii) market capitalization, earnings per share, fair market value of the shares of the Company's Common Stock, franchise value (net of debt), economic value added; (ix) total stockholder return or growth in total stockholder return (with or without dividend reinvestment); (x) proprietary investment results; (xi) estimated market share; (xii) expense management/control or reduction (including without limitation, compensation and benefits expense); (xiii) customer satisfaction; (xiv) technological improvements/implementation, new product innovation; (xv) collections and recoveries; (xvi) property/asset purchases; (xvii) litigation and regulatory resolution/implementation goals; (xviii) leases, contracts or financings (including renewals, overhead, savings, general and administrative expenses and other expense control goals); (xix) risk management/implementation; (xx) development and implementation of strategic plans or organizational restructuring goals; (xxi) development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals; (xxii) employee satisfaction or staff development; (xxiii) formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base; or (xxiv) completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets.

        To the extent permitted under Section 162(m) (including compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Minimum Vesting

        Awards to employees and consultants under the 2014 Incentive Plan are subject to a minimum vesting period of three years (with no more than one-third of the shares subject thereto vesting on each of the first three anniversaries of the date of grant), if the vesting is based solely on the continued performance of services by the recipient, or one year if the vesting is based on performance criteria other than continued service. However, the Committee may provide for: (i) acceleration of vesting of all or a portion of an award in the event of a participant's death, disability or retirement, or upon the occurrence of a change in control; and (ii) the grant of an award without a minimum vesting period (or the acceleration of vesting of all or a portion of an award for any reason), but only with respect to awards to employees or consultants for no more than an aggregate of 10% of the total number of shares authorized for issuance under the 2014 Incentive Plan. Awards to our non-employee directors are not subject to a minimum vesting period under the 2014 Incentive Plan.

Effect of Certain Transactions; Change in Control

        In the event of a change in control, as defined in the 2014 Incentive Plan, except as otherwise provided by the Committee, unvested awards will not vest. Instead, the Committee may, in its sole discretion provide that outstanding awards will be: assumed and continued; purchased based on the price per share paid in the change in control transaction (less, in the case of options and SARs, the exercise price), as adjusted by the Committee for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price; and/or in the case of stock options or other stock-based appreciation awards where the change in control price is less than the applicable exercise price, canceled. However, the Committee may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time including in connection with a change in control.

Deferral Arrangements

        The Committee may permit or require the deferral of any payment of a restricted stock unit or performance award pursuant to a deferred compensation arrangement in a manner intended to comply with, or be exempt from, Section 409A of the Internal Revenue Code.

Non-Transferability of Awards

        Except as the Committee may permit, at the time of grant or thereafter, awards granted under the 2014 Incentive Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of our common stock acquired by a permissible transferee will continue to be subject to the terms of the 2014 Incentive Plan and the applicable award agreement.

Termination of Employment or Service

        The effect of a participant's termination of employment or service on outstanding awards is generally specified in the applicable award agreement. However, in the event of a participant's death or disability, stock options that are vested at the time of death or disability are exercisable for one year (but not beyond the stated term of the option). In the event of a participant's termination by us without cause, stock options that are vested at the time of such termination will remain exercisable for 90 days (but not beyond the stated term of the option). In general, if a participant voluntarily terminates his or her employment or service, stock options that are vested at the time of such termination will remain exercisable for 30 days (but not beyond the stated term of the option).

Term

        Awards under the 2014 Incentive Plan may not be made after September 5, 2024, but awards granted prior to such date may extend beyond that date. We may seek stockholder re-approval of the performance goals in the 2014 Incentive Plan. If such stockholder approval is obtained, on or after the first stockholders' meeting in the fifth year following the year of the last stockholder approval of the performance goals in the 2014 Incentive Plan, awards under the 2014 Incentive Plan may be based on such performance goals in order to qualify for the "performance-based compensation" exception under Section 162(m).

Amendment and Termination

        Subject to the rules referred to in the balance of this paragraph, the Board or the Committee (to the extent permitted by law) may at any time amend, in whole or in part, any or all of the provisions of the 2014 Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may substantially impair the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: increase the aggregate number of shares of our common stock that may be issued under the 2014 Incentive Plan; increase the maximum individual participant share limitations for a fiscal year or year of a performance period; change the classification of individuals eligible to receive awards under the 2014 Incentive Plan; extend the maximum term of any option; reduce the exercise price of any option or SAR or cancel any outstanding "in-the-money" option or SAR in exchange for cash; substitute any option or SAR in exchange for an option or SAR (or similar other award) with a lower exercise price; alter the performance goals; or require stockholder approval in order for the 2014 Incentive Plan to continue to comply with Section 162(m) or Section 422 of the Internal Revenue Code. If the Plan Amendment is approved by stockholders, we intend to file a registration statement on Form S-8 under the Securities Act to register the full number of additional shares of our common stock that will be available for issuance under the 2014 Incentive Plan, as described in the section titled "—2014 Incentive Plan—Number of Authorized Shares and Award Limits" above.

Federal Income Tax Implications of the 2014 Incentive Plan

        The federal income tax consequences arising with respect to awards granted under the 2014 Incentive Plan will depend on the type of award. From the recipients' standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of the ISO are held longer than the later of one year from the date of exercise and two years from the date of grant; (iii) we may not be entitled to a tax deduction for compensation attributable to awards granted to one of our named executive officers, if and to the extent such compensation does not qualify as "performance-based" compensation under Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes "deferred compensation" under Section 409A of the Internal Revenue Code, and the requirements of Section 409A of the Internal Revenue Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plans, and is not intended as tax guidance to participants in the Incentive Plans, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

Equity Compensation Plan Information

        The following table sets forth information regarding outstanding stock option awards, and shares remaining available for future issuance, under each of the 2012 Incentive Plan and the 2014 Incentive Plan as of January 1, 2017, the last day of our fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)
2012 Incentive Plan	6,734,839	$5.36	2,838,220
2014 Incentive Plan	2,691,784	$12.87	1,929,345	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	9,426,623	$7.44	4,767,565

(1)
The 2012 Incentive Plan and the 2014 Incentive Plan are the only equity compensation plans we have adopted, and each of the 2012 Incentive Plan and the 2014 Incentive Plan has been approved by our stockholders.

(2)
If any award granted under the 2012 Incentive Plan is canceled, expires or terminates unexercised for any reason, the number of shares underlying such award will be available for grant under the 2014 Incentive Plan.

New Plan Benefits

        Awards under the 2014 Incentive Plan are granted in the discretion of the Committee. As such, it is not possible at this time to determine the type, number, recipients or other terms of awards to be granted in the future.

Vote Required for Approval

        The affirmative vote of the holders of a majority of the votes cast by our stockholders in person or represented by proxy and entitled to vote is required to approve this Proposal 4.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SMART & FINAL STORES, INC. AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table below sets forth information regarding the beneficial ownership of our common stock as of March 15, 2017 by (i) each person, or group of affiliated persons, known by us to beneficially own more than five percent of our common stock; (ii) the Named Executive Officers; (iii) each of our directors and nominees for director; and (iv) all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the Exchange Act and includes voting and investment power with respect to our common stock. The following table includes common stock issuable within 60 days of March 15, 2017, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Percentage of beneficial ownership is based on 73,036,424 shares of common stock outstanding at March 15, 2017. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns.

        Unless otherwise indicated, the address of each beneficial owner listed below is c/o Smart & Final Stores, Inc., 600 Citadel Drive, Commerce, California 90040.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Shares		Percentage
Named Executive Officers and Directors:
David G. Hirz	2,856,869	(2)	3.78%
Richard N. Phegley	1,339,964	(3)	1.82%
Scott R. Drew	461,090	(4)	*
Eleanor E. Hong	177,513	(5)	*
Edward Wong	15,574	(6)	*
David B. Kaplan	—		—
Norman H. Axelrod	132,787	(7)	*
Andrew A. Giancamilli	94,549	(8)	*
Dennis T. Gies	—		—
Paul N. Hopkins	10,626	(9)	*
Elaine K. Rubin	—		—
Joseph S. Tesoriero	20,139	(10)	*
Kenneth I. Tuchman	8,126	(11)	*
All directors and executive officers as a group (19 persons)	6,593,788		8.47%
5% Stockholders:
Ares Corporate Opportunities Fund III, L.P.	22,109,381	(12)	30.27%
Ares Corporate Opportunities Fund IV, L.P.	22,109,381	(12)	30.27%
Wellington Management Group LLP	5,162,841	(13)	7.07%
Baron Capital Group, Inc.	4,329,682	(14)	5.93%

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities.

(2)
Consists of (i) 180,690 shares directly held by Mr. Hirz, (ii) 79,872 shares of time-vested restricted stock and (iii) 2,596,307 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Hirz is our President and Chief Executive Officer and a member of the Board.

(3)
Consists of (i) 687,420 shares directly held by Mr. Phegley, (ii) 168,982 shares of time-vested restricted stock and (iii) 483,562 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Phegley is our Senior Vice President and Chief Financial Officer.

(4)
Consists of (i) 4,274 directly held shares by Mr. Drew, (ii) 20,059 shares of time-vested restricted stock and (iii) 436,757 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Drew is Executive Vice President, Smart & Final Operations.

(5)
Consists of (i) 23,811 shares directly held by Ms. Hong, (ii) 32,085 shares of time-vested restricted stock and (iii) 121,617 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Ms. Hong is Senior Vice President and Chief Marketing and Strategy Officer.

(6)
Consists of (i) 9,584 shares of time-vested restricted stock held by Mr. Wong and (ii) 5,990 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Wong is Senior Vice President, Supply Chain and Chief Information Officer.

(7)
Consists of (i) 76,238 shares directly held by Mr. Axelrod, (ii) 6,389 shares of time-vested restricted stock and (iii) 50,160 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Axelrod is a member of the Board.

(8)
Consists of (i) 38,000 shares directly held by Mr. Giancamilli, (ii) 6,389 shares of time-vested restricted stock and (iii) 50,160 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Giancamilli is a member of the Board.

(9)
Consists of (i) 2,934 shares directly held by Mr. Hopkins and (ii) 7,692 shares of time-vested restricted stock. Mr. Hopkins is a member of the Board.

(10)
Consists of (i) 1,000 shares directly held by Mr. Tesoriero, (ii) 6,389 shares of time-vested restricted stock and (iii) 12,750 shares issuable upon the exercise of options that are currently exercisable or that will become exercisable within 60 days of March 15, 2017. Mr. Tesoriero is a member of the Board.

(11)
Consists of (i) 434 shares directly held by Mr. Tuchman and (ii) 7,692 shares of time-vested restricted stock. Mr. Tuchman is a member of the Board.

(12)
Shares of our common stock are held directly by ACOF III and ACOF IV. The manager of ACOF III is ACOF Operating Manager III, LLC ("ACOF Operating Manager III"), and the sole member of ACOF Operating Manager III is Ares Management LLC ("Ares Management LLC"). The manager of ACOF IV is ACOF Operating Manager IV, LLC ("ACOF Operating Manager IV"), and the sole member of ACOF Operating Manager IV is Ares Management LLC.

The sole member of Ares Management LLC is Ares Management Holdings L.P. ("Ares Management Holdings") and the general partner of Ares Management Holdings is Ares Holdco LLC ("Ares Holdco"). The sole member of Ares Holdco is Ares Holdings Inc.

  ("Ares Holdings"), whose sole stockholder is Ares Management. The general partner of Ares Management is Ares Management GP LLC ("Ares Management GP") and the sole member of Ares Management GP is Ares Partners Holdco LLC ("Ares Partners" and, together with ACOF III, ACOF IV, ACOF Operating Manager III, ACOF Operating Manager IV, Ares Management LLC, Ares Management Holdings, Ares Holdco, Ares Holdings, Ares Management, and Ares Management GP, the "Ares Entities"). Ares Partners is managed by a board of managers (the "Ares Board"), which is composed of Michael Arougheti, R. Kipp deVeer, David Kaplan, Antony Ressler and Bennett Rosenthal. Decisions by Ares Partners' board of managers generally are made by a majority of the members, which majority, subject to certain conditions, must include Antony Ressler. Each of the Ares Entities (other than each of ACOF III and ACOF IV with respect to the shares held directly by it) and the members of Ares Partners' board of managers and the other directors, officers, partners, stockholders, members and managers of the Ares Entities expressly disclaims beneficial ownership of the shares of our common stock. The address of each Ares Entity is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(13)
Based on the Schedule 13G filed with the SEC on December 30, 2016 (i) Wellington Group Holdings LLP has shared voting power over 4,039,881 shares and shared dispositive power over 5,162,841 shares, (ii) Wellington Investment Advisors Holdings LLP has shared voting power over 4,039,881 shares and shared dispositive power over 5,162,841 shares and (iii) Wellington Management Company LLP has shared voting power over 4,008,221 shares and shared dispositive power over 5,131,181 shares. The address of each beneficial owner is 280 Congress Street, Boston, MA 02210.

(14)
Based on the Schedule 13G filed with the SEC on February 14, 2017, (i) Baron Capital Group, Inc. has shared voting power and shared dispositive power over 3,383,761 shares, (ii) BAMCO, Inc. has shared voting power over 2,919,000 shares and shared dispositive power over 3,219,000 shares, (iii) Baron Capital Management, Inc. has shared voting power and shared dispositive power over 464,761 shares and (iv) Ronald Baron has shared voting power and shared dispositive power over 3,383,761 shares. The address of each beneficial owner is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our directors, executive officers and holders of more than 10% of our common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with the SEC on Forms 3, 4 and 5 with respect to their ownership and change of ownership of our common stock. Based solely upon a review of the copies of these forms or written representations that no Form 5 was required, which we have received from such persons or entities for transactions in our common stock and their common stock holdings for our fiscal year ended January 1, 2017, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and holders of more than 10% of our common stock, except for one late Form 4 filed by Ms. Hong reporting the vesting of a grant of restricted stock.

2018 ANNUAL MEETING

        Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for the 2018 Annual Meeting must be received by us no later than December 1, 2017 to be presented at the 2018 Annual Meeting or to be eligible for inclusion in the proxy materials related thereto under the SEC's proxy rules. Such proposals can be sent to us at Smart & Final Stores, Inc., 600 Citadel Drive, Commerce, California 90040, Attention: Leland P. Smith, Secretary.

        In addition, pursuant to Section 1.11 of the Bylaws, any stockholder proposal other than those submitted pursuant to Rule 14a-8 of the Exchange Act must be timely to be properly brought before the 2018 Annual Meeting. To be timely, such stockholder proposal shall be received by our Secretary at our principal executive offices at 600 Citadel Drive, Commerce, California 90040 between the opening of business on January 23, 2018 and the close of business on February 22, 2018. Such stockholder proposals must also be in compliance with the additional requirements set forth in the Bylaws. However, if the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after May 23, 2018, to be timely, such stockholder proposals must be received not earlier than the 120th day prior to the date of the 2018 Annual Meeting and not later than (i) the close of business on the 90th day prior to the date of the 2018 Annual Meeting or (ii) the tenth day following the day on which the public announcement of the date of the 2018 Annual Meeting is first made.

Exhibit 1

SMART & FINAL STORES, INC.

 AMENDED AND RESTATED

2014 STOCK INCENTIVE PLAN

 ARTICLE I

PURPOSE

        The purpose of this Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders. The Plan, as set forth herein, is effective as of the Amendment Effective Date (as defined in Article XVI).

ARTICLE II

DEFINITIONS

        For purposes of the Plan, the following terms shall have the following meanings:

        2.1   "Acquisition Event" means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a Person or the Transfer of all or substantially all of the Company's assets.

        2.2   "Affiliate" means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or any Affiliate; (d) any corporation, trade or business (including a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any Affiliate has a material equity interest and that is designated as an "Affiliate" by resolution of the Committee; provided that the term "Affiliate" does not include the portfolio companies of any sponsored investment fund or other vehicle managed by a Permitted Holder or any of its Related Parties and, as such, any reference herein to "Affiliates" shall not include a reference to any portfolio companies of such funds and vehicles.

        2.3   "Amendment Effective Date" has the meaning set forth in Article XVI.

        2.4   "Appreciation Award" means any Stock Option or any Other Stock-Based Award that is based on the appreciation in value of a share of Common Stock in excess of an amount at least equal to the Fair Market Value, on the date such Award is granted.

        2.5   "Award" means any award granted or made under the Plan of any Stock Option, Restricted Stock, Other Stock-Based Award or Performance-Based Cash Award.

        2.6   "Board" means the Board of Directors of the Company.

        2.7   "Business" means, at any time of determination, (a) engaging in, owning or operating a retail or wholesale food business, including any supermarket, grocery or drug store, wholesale or warehouse stores or food service delivery company, (b) any principal business or activity then conducted by the Company or

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any Subsidiary, or (c) any business that the Company or any Subsidiary has a bona fide intention to conduct and of which the Participant is aware as of such time.

        2.8   "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement that defines "cause" (or words of like import) in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to: (i) the Participant's (x) being indicted for or charged with a felony under United States or applicable state law or (y) conviction of, or plea of guilty or nolo contendere to a misdemeanor where imprisonment is imposed (other than for a traffic-related offense); (ii) perpetration by the Participant of an illegal act, dishonesty or fraud that could cause economic injury to the Company or any Subsidiary or any act of moral turpitude by the Participant; (iii) the Participant's insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or unsatisfactory performance of his or her duties for the Company or any Subsidiary; (iv) willful and deliberate failure by the Participant to perform the Participant's duties after the Participant has been given notice and an opportunity to effectuate a cure as determined by the Committee; (v) the Participant's willful misconduct or gross negligence with regard to the Company or any Subsidiary; (vi) the Participant's unlawful appropriation of a material corporate opportunity; or (vii) the Participant's breach of any agreement with the Company or any of its Affiliates, including any confidentiality or other restrictive covenant agreement entered into between the Participant and the Company or any of its Affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, that with regard to any agreement under which the definition of "cause" only applies upon an occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

        2.9   "Change in Control" unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee and subject to Section 15.14(b), means the occurrence of any of the following:

          (a)   the acquisition (including through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by a Person (other than any Person or group of Persons consisting solely of stockholders of the Company on the Effective Date) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board (the "Company Voting Securities"), calculated on a fully diluted basis after giving effect to such acquisition; provided, however, that none of the following acquisitions shall constitute a Change in Control as defined in clause (a): (i) any acquisition that does not result in any Person (other than any stockholder or stockholders of the Company on the Effective Date) beneficially owning shares or securities representing 50% or more of either the Common Stock or the Company Voting Securities and (ii) any acquisition, after which Permitted Holders or their Related Parties have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;

          (b)   an election of individuals to the Board that causes two-thirds of the Board to consist of individuals other than (i) members of the Board on the Effective Date and (ii) individuals who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of individuals who were members of the Board on the Effective Date; provided that any individual nominated for election by a Board at least two-thirds of which consisted of Persons described in

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  clauses (i) or (ii) or by Persons who were themselves nominated by such Board shall be deemed to have been nominated by a Board consisting of Persons described in clause (i);

          (c)   approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

          (d)   the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person other than a Permitted Holder or a Related Party of a Permitted Holder.

        2.10 "Change in Control Price" has the meaning set forth in Section 12.1.

        2.11 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

        2.12 "Committee" means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, the Board or a committee or subcommittee of the Board consisting of two or more Non-Employee Directors, each of whom is intended to be (i) to the extent required by Rule 16b-3, a "nonemployee director" as defined in Rule 16b-3; (ii) to the extent required by Section 162(m), an "outside director" as defined under Section 162(m); and (iii) to the extent required, an "independent director" as defined under the Nasdaq Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules; and (b) with respect to the application of the Plan to Non-Employee Directors, the Board or a committee or sub-committee of the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m), such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

        2.13 "Common Stock" means common stock of the Company, par value $0.001 per share.

        2.14 "Company" means Smart & Final Stores, Inc., a Delaware corporation, and its successors by operation of law.

        2.15 "Competitor" means any Person (other than the Company and its Affiliates) engaged in the Business.

        2.16 "Consultant" means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction, and does not, directly or indirectly, promote or maintain a market for the Company's or its Affiliates' securities.

        2.17 "Detrimental Activity" means:

          (a)   disclosing, divulging, furnishing or making available to any Person, except as necessary in the furtherance of Participant's responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant's service relationship with the Company or any of its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliates, acquired by the Participant at any time prior to the Participant's Termination;

          (b)   any activity while employed by, or performing services for, the Company or any of its Affiliates that results, or if known could result, in the Participant's Termination for Cause;

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          (c)   directly or indirectly soliciting, enticing or inducing any employee of the Company or any of its Affiliates to be employed by any Person that is, (i) directly or indirectly, engaged in the Business; (ii) directly or indirectly approaching any such employee for such purposes; (iii) authorizing or knowingly approving the taking of any such actions by any other Person on behalf of any such Person, or assisting any such Person in taking such actions; or (iv) directly or indirectly soliciting Suppliers to provide products or services to support a Competitor;

          (d)   direct or indirect Disparagement, or inducing others to engage in Disparagement; or

          (e)   a material breach of any agreement between the Participant and the Company or an Affiliate of the Company.

        Notwithstanding the foregoing, a Participant's engagement in any activity described in Sections 15.20(b) or (c) shall not constitute "Detrimental Activity".

        Unless otherwise determined by the Committee at grant or unless a longer post-Termination recoupment period is provided in the applicable Award agreement, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant's Termination.

        For purposes of subsections (a), (c) and (e) above, the Committee has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other Person shall have authority to provide the Participant with such authorization.

        2.18 "Disability" means with respect to a Participant's Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant's "disability" within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant's "separation from service" within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.

        2.19 "Disparagement" means, except as may be required by applicable law or legal process, making comments or statements that could reasonably be expected to adversely affect in any manner: (a) the business of the Company or its Affiliates (including any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

        2.20 "Effective Date" means the effective date of the Plan as defined in Article XVI.

        2.21 "Eligible Employee" means an employee of the Company or an Affiliate.

        2.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

        2.23 "Exercisable Awards" has the meaning set forth in Section 4.2(d).

        2.24 "Fair Market Value" unless otherwise required by any applicable provision of the Code, means as of any date and except as provided below, (a) the closing price reported for the Common Stock on such date (i) as reported on the principal national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or (b) if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair

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Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate, taking into account the requirements of Section 409A or Section 422 of the Code, as applicable. Notwithstanding anything herein to the contrary, for purposes of any Stock Options that are granted effective on the Registration Date, the Fair Market Value shall equal the initial public offering price of the Common Stock.

        2.25 "Family Member" means "family member" as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

        2.26 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        2.27 "Individual Target Award" has the meaning in Section 9.1.

        2.28 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or a Subsidiary.

        2.29 "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        2.30 "Other Extraordinary Event" has the meaning in Section 4.2(b).

        2.31 "Other Stock-Based Award" means an Award under Article VIII that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

        2.32 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

        2.33 "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

        2.34 "Performance-Based Cash Award" means a cash Award under Article IX that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

        2.35 "Performance Criteria" has the meaning set forth in Exhibit A.

        2.36 "Performance Period" means each fiscal year of the Company or such other period (as specified by the Committee) over which the attainment of performance goals is measured.

        2.37 "Performance Share" means an Other Stock-Based Award of the right to receive a number of shares of Common Stock or cash of an equivalent value at the end of a specified Performance Period.

        2.38 "Performance Unit" means an Other Stock-Based Award of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Period.

        2.39 "Permitted Holder" means, individually or in combination, Ares Corporate Opportunities Fund III, L.P. and Ares Corporate Opportunities Fund IV, L.P.

        2.40 "Person" means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

        2.41 "Plan" means this Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan, as amended from time to time.

        2.42 "Registration Date" means the first date on or after the Effective Date that the Company's registration statement on Form S-1 (File No. 333-196931) under the Securities Act is declared effective.

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        2.43 "Related Parties" means, with respect to any Person that is an investment fund, (a) an Affiliate of such Person, (b) any investment manager, investment partnership, investment adviser or general partner of such Person, (c) any investment fund, investment partnership, investment account or other investment Person whose investment manager, investment adviser, managing member or general partner is such Person or a Related Party of such Person and (d) any equity investor, partner, officer, member or manager of such Person; provided, however, that no Person shall be deemed to be a Related Party or an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the capital stock of the Company.

        2.44 "Restricted Stock" means an Award of shares of Common Stock that is subject to restrictions pursuant to Article VII.

        2.45 "Restriction Period" has the meaning set forth in Section 7.3(a).

        2.46 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

        2.47 "Section 162(m)" means the exception for performance-based compensation under Section 162(m) of the Code.

        2.48 "Section 4.2 Event" has the meaning set forth in Section 4.2(b).

        2.49 "Section 409A" means the nonqualified deferred compensation rules under Section 409A of the Code.

        2.50 "Section 409A Covered Award" has the meaning set forth in Section 15.14.

        2.51 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

        2.52 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

        2.53 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.54 "Supplier" means any Person who supplies products or services to the Company or any Subsidiary and with whom a Participant had material business-related contact (whether in person, by telephone or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

        2.55 "Ten Percent Stockholder" means an individual described in Section 422(b)(6) of the Code.

        2.56 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

        2.57 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are substantially impaired, may otherwise define Termination of Consultancy thereafter.

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        2.58 "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

        2.59 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are substantially impaired, may otherwise define Termination of Employment thereafter.

        2.60 "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, lease, donation, grant, gift, bequest, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, offer, sell, assign, pledge, lease, donate, grant, gift, bequest, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferable" and "Transferred" shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered and interpreted by the Committee.

        3.2    Grant and Administration of Awards.    The Committee shall have full authority and discretion, as provided in Section 3.7, to grant and administer Awards including the authority to:

          (a)   select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted;

          (b)   determine the number of shares of Common Stock to be covered by each Award;

          (c)   determine the type and the terms and conditions, not inconsistent with the terms of the Plan, of each Award (including, but not limited to, the exercise or purchase price (if any), any restriction, forfeiture, limitation, or any vesting schedule or acceleration or waiver thereof);

          (d)   determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

          (e)   determine whether to require a Participant, as a condition of the granting of any Award, to refrain from selling or otherwise disposing of Common Stock acquired pursuant to such Award for a period of time as determined by the Committee;

          (f)    condition the grant, vesting or payment of any Award on the attainment of performance goals (including goals based on the Performance Criteria) over a Performance Period, set such goals and such period, and certify the attainment of such goals;

          (g)   adopt, alter and repeal such sub-plans to the Plan as it shall deem necessary or advisable;

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          (h)   amend, after the date of grant, the terms that apply to an Award, provided that such amendment does not substantially impair the Participant's rights under the Award;

          (i)    determine the circumstances under which Common Stock and other amounts payable with respect to an Award may be deferred automatically or at the election of the Participant, in each case in a manner intended to comply with or be exempt from Section 409A;

          (j)    generally, exercise such powers and perform such acts as the Committee deems necessary or advisable to promote the best interests of the Company in connection with the Plan that are not inconsistent with the provisions of the Plan;

          (k)   construe and interpret the terms and provisions of the Plan and any Award (and any agreements relating thereto); and

          (l)    correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto.

        3.3    Award Agreements.    All Awards shall be evidenced by, and subject to the terms and conditions of, a written notice provided by the Company to the Participant or a written agreement executed by the Company and the Participant.

        3.4    Guidelines.    Subject to Articles XII and XIII, the Committee shall, in its sole discretion, have the authority to: adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and otherwise supervise the administration of the Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

        3.5    Section 162(m).    With regard to any provision of the Plan or any agreement relating thereto that is intended to comply with Section 162(m), any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m). With respect to Awards intended to be "performance based," the Plan is intended to comply with the applicable provisions of Section 162(m), and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

        3.6    Delegation; Advisors.    The Committee may, from time to time as it deems advisable, to the extent permitted by applicable law and stock exchange rules:

          (a)   delegate its responsibilities to officers or employees of the Company and its Affiliates, including delegating authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee; and

          (b)   engage legal counsel, consultants, professional advisors and agents to assist in the administration of the Plan and rely upon any opinion or computation received from any such Person. Expenses incurred by the Committee or the Board in the engagement of any such Person shall be paid by the Company.

        3.7    Decisions Final.    All determinations, evaluations, elections, approvals, authorizations, consents, decisions, interpretations and other actions made or taken by or at the direction of the Company, the

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Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the sole and absolute discretion of all and each of them, and shall be final, binding and conclusive on all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

        3.8    Procedures.    If the Committee is appointed, the Committee shall hold meetings at such times and places as it shall deem advisable including by telephone conference, and may properly take actions at any such meeting at which a quorum is present, or by unanimous written consent, in each case in accordance with the By-Laws of the Company and applicable law. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.9    Liability; Indemnification.

          (a)   The Committee, its members and any delegate or Person engaged pursuant to Section 3.6 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or any Affiliate or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

          (b)   To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such Person, each current or former officer or employee of the Company or any Affiliate and member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent such indemnification is not permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification provided for under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her.

ARTICLE IV

SHARE LIMITATIONS

        4.1    Shares.

          (a)   General Limitations.

              (i)  The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted over the term of the Plan shall not exceed 9,200,000 shares (subject to any increase or decrease pursuant to Section 4.2).

             (ii)  If any Appreciation Award, or any option issued pursuant to the SF CC Holdings, Inc. 2012 Stock Incentive Plan, expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised portion shall be again available under the Plan. If shares of Restricted Stock or Other Stock-Based Awards that are not Appreciation Awards are forfeited for any reason, the number of forfeited shares comprising or underlying the Award shall again be available under the Plan.

            (iii)  The number of shares available under the Plan shall be reduced by (A) the total number of Appreciation Awards that have been exercised, regardless of whether any shares of Common

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    Stock underlying such Awards are not actually issued to the Participant as the result of a net exercise or settlement, and (B) all shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan. Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares under the Plan.

            (iv)  Shares issued under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company, or both.

          (b)   Individual Participant Limitations. Except as otherwise provided herein:

              (i)  the maximum number of shares of Common Stock that may be made subject to Stock Options, Restricted Stock or Other Stock-Based Awards denominated in shares of Common Stock granted to each Eligible Employee or Consultant during any fiscal year of the Company is 1,000,000 shares per type of Award (subject to increase or decrease pursuant to Section 4.2); provided that the maximum number of shares of Common Stock for all types of Awards during any fiscal year of the Company that may be granted to each Eligible Employee or Consultant is 1,000,000 shares (subject to increase or decrease pursuant to Section 4.2);

             (ii)  the maximum value at grant of Other Stock-Based Awards denominated in dollars and Performance-Based Cash Awards that may be granted and paid during any fiscal year of the Company to each Eligible Employee or Consultant is $10,000,000; and

            (iii)  the maximum number of shares of Common Stock that may be made subject to Awards granted to each Non-Employee Director during any fiscal year of the Company is 100,000 shares (subject to increase or decrease pursuant to Section 4.2);

provided, however, that the foregoing individual Participant limits shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted during a fiscal year to an individual Participant are not actually made subject to an Award in a fiscal year, the number of shares of Common Stock available for Awards to such Participant automatically shall increase in the subsequent fiscal years during the term of the Plan until used.

        4.2    Changes.

          (a)   The existence of the Plan and the Awards shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.

          (b)   Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, sale or transfer of all or part of the Company's assets or business, or other corporate transaction or event that would be considered an "equity restructuring" within the meaning of FASB ASC Topic 718 (each, a "Section 4.2 Event"), then (i) the aggregate number or kind of shares that thereafter may be issued under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the purchase or exercise price of Awards, or (iv) the individual Participant limits set forth in Section 4.1(b) (other than cash limitations) shall be adjusted by the Committee as the Committee determines, in good faith, to be

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  necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. In connection with any Section 4.2 Event, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor. In addition, subject to Section 4.2(d), in the event of any change in the capital structure of the Company that is not a Section 4.2 Event (an "Other Extraordinary Event"), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee, or otherwise be made available, to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2(b) or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to Section 4.2(b) to Awards that are considered "non-qualified deferred compensation" within the meaning of Section 409A shall be made in a manner intended to comply with the requirements of Section 409A; and (y) any adjustments made pursuant to Section 4.2(b) to Awards that are not considered "non-qualified deferred compensation" subject to Section 409A shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A or (B) comply with the requirements of Section 409A.

          (c)   Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down to the nearest whole share. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

          (d)   Upon the occurrence of an Acquisition Event, the Committee may terminate all outstanding and unexercised Stock Options or any Other Stock-Based Award that provides for a Participant-elected exercise (collectively, "Exercisable Awards"), effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 10 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Exercisable Awards that are then outstanding to the extent vested on the date such notice of termination is given (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article X shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article X shall apply.

        4.3    Minimum Purchase Price.    Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than permitted under applicable law.

ARTICLE V

ELIGIBILITY

        5.1    General Eligibility.    All current and prospective Eligible Employees and Consultants, and current Non-Employee Directors, are eligible to be granted Awards. Eligibility for the grant of Awards and

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actual participation in the Plan shall be determined by the Committee. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute "service recipient stock" for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director if such shares are required to constitute "service recipient stock" for such Award to comply with, or be exempt from, Section 409A of the Code.

        5.2    Incentive Stock Options.    Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.

        5.3    General Requirement.    The grant of Awards to a prospective Eligible Employee or Consultant and the vesting and exercise of such Awards shall be conditioned upon such Person actually becoming an Eligible Employee or Consultant; provided, however, that no Award may be granted to a prospective Eligible Employee or Consultant unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions (and, in the case of an Award to an Eligible Employee or Consultant pursuant to which Common Stock would be issued prior to such Person performing services for the Company, the Company may require payment of not less than the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with applicable law). Awards may be granted in consideration for past services actually rendered to the Company or an Affiliate.

ARTICLE VI

STOCK OPTIONS

        6.1    Stock Options.    Each Stock Option shall be one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option. The Committee shall have the authority to grant to any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or a combination thereof. The Committee shall have the authority to grant to any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

        6.2    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

        6.3    Terms of Stock Options.    Stock Options shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall determine:

          (a)   Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee on or before the date of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value on the date of grant.

          (b)   Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five years).

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          (c)   Exercisability.

              (i)  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Notwithstanding any other provision of the Plan to the contrary, the vesting period applicable to Stock Options granted to Eligible Employees and Consultants after the Registration Date shall be no less than (A) one year, if vesting is based (in whole or in part) on the attainment of one or more performance goals, and (B) three years (with no more than one-third of the shares subject thereto vesting on each of the first three anniversaries of the date of grant), if the vesting is based solely on the continued performance of services by the Participant; provided, that the Committee shall be authorized (at the time of grant or thereafter) to provide for earlier vesting in the event of a Change in Control or a Participant's retirement, death or Disability; and provided further, that Awards granted to Eligible Employees and Consultants after the Registration Date with respect to no more than 10% of the total number of shares of Common Stock available under the Plan shall be exempt from the foregoing limitations. Subject to the immediately preceding sentence, the Committee may waive any limitations on exercisability at any time at or after grant in whole or in part, in its discretion.

             (ii)  Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (B) as a condition of the exercise of a Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (C) in the event the Participant engages in Detrimental Activity during the period commencing on the date the Stock Option is exercised and ending on the earlier of the third anniversary of the date the Stock Option is exercised and the first anniversary of the date of the Participant's Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized (whether at the time of exercise or thereafter) as a result of the exercise.

          (d)   Method of Exercise. To the extent vested, a Stock Option may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Committee and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances)). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e)   Unvested Stock Options. Unless otherwise determined by the Committee, Stock Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire on the date of such Termination.

          (f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for

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  the first time by an Eligible Employee during any calendar year under the Plan and any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the date an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (g)   Form, Modification, Extension and Renewal of Stock Options. Stock Options may be evidenced by such form of agreement as is approved by the Committee. The Committee may (i) modify, extend or renew outstanding Stock Options (provided that (A) the rights of a Participant are not substantially impaired without his or her consent and (B) such action does not subject the Stock Options to Section 409A or otherwise extend the Stock Options beyond their stated term), and (ii) accept the surrender of outstanding Stock Options and authorize the granting of new Stock Options in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

          (h)   No Reload Options. Options shall not provide for the grant of the same number of Options as the number of shares used to pay for the exercise price of Options or shares used to pay withholding taxes (i.e., "reloads").

ARTICLE VII

RESTRICTED STOCK

        7.1    Awards of Restricted Stock.    The Committee shall determine the Participants, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture or to restrictions on transfer, and all other terms and conditions of the Awards.

        Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any vesting of Restricted Stock, all unvested Restricted Stock shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Restricted Stock, the Committee shall be entitled to recover from the Participant (at any time within one year after such engagement in Detrimental Activity) an amount equal to the Fair Market Value as of the vesting date(s) of any Restricted Stock that had vested in the period referred to above. Unless otherwise determined by the Committee at grant, this paragraph shall cease to apply upon a Change in Control.

        The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals (including goals based on the Performance Criteria) or such other factors as the Committee may determine.

        7.2    Awards and Certificates.    The Committee may require, as a condition to the effectiveness of an Award of Restricted Stock, that the Participant execute and deliver to the Company an Award agreement or other documentation and comply with the terms of such Award agreement or other documentation. Further, Restricted Stock shall be subject to the following conditions:

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          (a)   Purchase Price. The purchase price of Restricted Stock, if any, shall be fixed by the Committee. In accordance with Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

          (b)   Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Smart & Final Stores, Inc. (the "Company") Amended and Restated 2014 Stock Incentive Plan (as amended from time to time, the "Plan"), and an Award Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file at the principal office of the Company."

          (c)   Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that such stock certificates be held in custody by the Company until the restrictions on the shares have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        7.3    Restrictions and Conditions.    Restricted Stock shall be subject to the following restrictions and conditions:

          (a)   Restriction Period.

              (i)  The Participant shall not be permitted to Transfer shares of Restricted Stock, and the Restricted Stock shall be subject to a risk of forfeiture (collectively, "restrictions") during the period or periods set by the Committee (the "Restriction Periods"), as set forth in the Restricted Stock Award agreement. The Committee may provide for the lapse of the restrictions in whole or in part (including in installments) based on service, attainment of performance goals or such other factors or criteria as the Committee may determine, and may waive all or any part of the restrictions at any time subject to Section 7.3(a)(iii).

             (ii)  If the grant of Restricted Stock or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish in writing the performance goals prior to the beginning of the applicable Performance Period or at a later date while the outcome of the performance goals is substantially uncertain that is permitted under Section 162(m) with regard to an Award of Restricted Stock that is intended to comply with Section 162(m). Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar events or circumstances. With regard to an Award of Restricted Stock that is intended to comply with Section 162(m), (A) to the extent that any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect and (B) the applicable performance goals shall be based on one or more of the Performance Criteria.

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            (iii)  Notwithstanding any other provision of the Plan to the contrary, the Restriction Period with respect to any Restricted Stock Award granted to Eligible Employees and Consultants after the Registration Date shall be no less than (A) one year, if the lapsing of restrictions is based (in whole or in part) on the attainment of one or more performance goals, and (B) three years (with restrictions as to no more than one-third of the shares subject thereto lapsing on each of the first three anniversaries of the date of grant), if the lapsing of restrictions is based solely on the continued performance of services by the Participant; provided, that the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Change in Control or a Participant's retirement, death or Disability; and provided further, that Awards granted to Eligible Employees and Consultants after the Registration Date with respect to no more than 10% of the total number of shares of Common Stock available under the Plan shall be exempt from the foregoing limitations.

          (b)   Rights as a Stockholder. Except as otherwise determined by the Committee, the Participant shall have all the rights of a holder of shares of Common Stock of the Company with respect to Restricted Stock, subject to the following provisions of this Section 7.3(b). Except as otherwise determined by the Committee, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively, "dividends") on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) no dividends payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company's records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

          (c)   Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant, and any and all unpaid distributions or dividends payable thereunder shall be paid. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other conditions imposed by the Committee.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

        8.1    Other Awards.    The Committee is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock appreciation rights, stock equivalent units, restricted stock units, Performance Shares, Performance Units and Awards valued by reference to book value of shares of Common Stock.

        The Committee shall have authority to determine the Participants, to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of such Awards.

        The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of performance goals (including performance goals based on the Performance Criteria) or such other factors as the Committee may determine. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance goals, the Committee shall establish in writing the performance goals prior to the beginning of the applicable Performance Period or at a later date while the outcome of the performance goals is substantially uncertain that is permitted under Section 162(m) with regard to an

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Other Stock-Based Award that is intended to comply with Section 162(m). Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar events or circumstances). With regard to an Other Stock-Based Award that is intended to comply with Section 162(m), (a) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect and (b) the applicable performance goals shall be based on one or more of the Performance Criteria.

        8.2    Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

          (a)   Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, "dividends") with respect to shares of Common Stock covered by Other Stock-Based Awards. Except as otherwise determined by the Committee, dividends with respect to unvested Other Stock-Based Awards shall be withheld until such Other Stock-Based Awards vest. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company's records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Committee upon the lapse of the restrictions.

          (b)   Vesting. Other Stock Based Awards and any underlying Common Stock shall vest or be forfeited to the extent set forth in the applicable Award agreement or as otherwise determined by the Committee. At the expiration of any applicable Performance Period, the Committee shall determine the extent to which the relevant performance goals are achieved and the portion of each Other Stock-Based Award that has been earned. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award. Notwithstanding any other provision of the Plan to the contrary, the minimum vesting period with respect to any Other Stock-Based Awards granted to Eligible Employees and Consultants after the Registration Date shall be no less than (i) one year, if the vesting is based (in whole or in part) on the attainment of one or more performance goals, and (ii) three years (with restrictions as to no more than one-third of the shares subject thereto lapsing on each of the first three anniversaries of the date of grant), if the vesting is based solely on the continued performance of services by the Participant; provided, that, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier vesting in the event of a Change in Control or a Participant's retirement, death or Disability; and provided further, that Awards granted to Eligible Employees and Consultants after the Registration Date with respect to no more than 10% of the total number of shares of Common Stock available under the Plan shall be exempt from the foregoing limitations.

          (c)   Payment. Following the Committee's determination in accordance with subsection (b) above, shares of Common Stock or, as determined by the Committee, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his or her legal representative, in an amount equal to such individual's earned Other Stock-Based Award. Notwithstanding the foregoing, the Committee may (i) award an amount less than otherwise would be provided under the applicable level of attainment of the performance goals or (ii) subject the payment of all or part of any Other Stock-Based Award to additional vesting, forfeiture and deferral conditions, in each case, as it deems appropriate.

          (d)   Detrimental Activity. Unless otherwise determined by the Committee at grant, each Other Stock-Based Award shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any vesting of such Other Stock-Based Award, all unvested Other Stock-Based Award shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Other Stock-Based Award, the Committee shall be entitled

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  to recover from the Participant (at any time within the one-year period after such engagement in Detrimental Activity) an amount equal to any gain the Participant realized from any Other Stock-Based Award that had vested in the period referred to above. Unless otherwise determined by the Committee at grant, this Section 8.2(d) shall cease to apply upon a Change in Control.

          (e)   Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.

ARTICLE IX

PERFORMANCE-BASED CASH AWARDS

        9.1    Performance-Based Cash Awards.    The Committee shall have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, Performance-Based Cash Awards shall be made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award.

        Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified performance goals (including performance goals based on the Performance Criteria) established pursuant to Section 9.2(c) and such other factors as the Committee may determine, including to comply with the requirements of Section 162(m). The Committee may establish different performance goals for different Participants.

        Subject to Section 9.2(c), for any Participant the Committee may specify a targeted Performance-Based Cash Award for a Performance Period (each an "Individual Target Award"). An Individual Target Award may be expressed, at the Committee's discretion, as a fixed dollar amount, a percentage of the Participant's base pay, as a percentage of a bonus pool funded by a formula based on achievement of performance goals, or an amount determined pursuant to an objective formula or standard. The Committee's establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for any other Participant for that Performance Period or any subsequent Performance Period. At the time the performance goals are established (as provided in Section 9.2(c)), the Committee shall prescribe a formula to determine the maximum and minimum percentages (which may be greater or less than 100% of an Individual Target Award) that may be earned or payable based upon the degree of attainment of the performance goals during the Performance Period. Notwithstanding anything else herein, unless otherwise specified by the Committee with respect to an Individual Target Award, the Committee may elect to pay a Participant an amount that is less than the Participant's Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance goals; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable performance goals shall be permitted for any Performance Period in which a Change in Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change in Control, with regard to individuals who were Participants at the time of the Change in Control.

        9.2    Terms and Conditions.    Performance-Based Cash Awards shall be subject to the following terms and conditions:

          (a)   Committee Certification. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and, if applicable, the percentage of the Performance-Based Cash Award that has been vested and earned.

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          (b)   Waiver of Limitation. In the event of the Participant's Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m)), the Committee may waive in whole or in part any or all of the limitations imposed thereunder with respect to any or all of a Performance-Based Cash Award.

          (c)   Performance Goals, Formulae or Standards. The Committee shall establish in writing the performance goals for the earning of Performance-Based Cash Awards based on a Performance Period prior to the beginning of the applicable Performance Period or at a later date while the outcome of the performance goals is substantially uncertain that is permitted under Section 162(m) with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m). Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance-Based Cash Award that is intended to comply with Section 162(m), (i) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) or otherwise violate Section 162(m), such provision shall be of no force or effect and (ii) the applicable performance goals shall be based on one or more of the Performance Criteria.

          (d)   Payment. Following the Committee's determination and certification in accordance with subsection (a) above, the earned Performance-Based Cash Award amount shall be paid to the Participant or his or her legal representative, in accordance with the terms and conditions set forth in Performance-Based Cash Award agreement, but in no event, except as provided in the next sentence, shall such amount be paid after the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends (or, if later, the year in which the Award is earned); or (ii) two and one-half months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period the Committee may (A) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (B) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an "increase in the amount of compensation" under Section 162(m). To the extent applicable, any deferral under this Section 9.2(d) shall be made in a manner intended to comply with or be exempt from the applicable requirements of Section 409A. Notwithstanding the foregoing, the Committee may award an amount less than otherwise would be provided under the applicable level of attainment of the performance goals.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

        10.1 In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement or otherwise in writing, a Participant's unvested Award shall not vest and a Participant's Award shall be treated in accordance with any one or more of the following methods as determined by the Committee:

          (a)   Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), and Restricted Stock or other Awards may,

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  where appropriate in the discretion of the Committee, receive the same distributions as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or any other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, any assumption or substitution of Incentive Stock Options shall be structured in a manner intended to comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto).

          (b)   Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation Award, the exercise price per share of Common Stock covered by such Award. The "Change in Control Price" means the price per share of Common Stock paid in the Change in Control transaction, subject to adjustment as determined by the Committee for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price after the consummation of such Change in Control.

          (c)   Appreciation Awards may be canceled without payment if the Change in Control Price is less than the exercise price per share of such Appreciation Awards.

Notwithstanding anything else herein, the Committee may provide for accelerated vesting of, or lapse of restrictions applicable to, an Award at any time.

ARTICLE XI

TRANSFER RESTRICTIONS

        11.1    Transfer Restrictions.

          (a)   Stock Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine that a Non-Qualified Stock Option that otherwise is not Transferable pursuant to this section is Transferable to a Family Member in whole or in part, and in such circumstances, and under such conditions as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be Transferred subsequently other than by will or by the laws of descent and distribution and (ii) shall remain subject to the terms of the Plan and the applicable Award agreement.

          (b)   Restricted Stock. The Participant shall not be permitted to Transfer shares of Restricted Stock prior to the date on which the underlying Common Stock is issued, or, if later, the date on which all restrictions applicable to such Restricted Stock lapse.

          (c)   Other Stock-Based Awards. The Participant may not Transfer Other Stock-Based Awards or the Common Stock underlying such Awards prior to the date on which the underlying Common Stock is issued, or, if later, the date on which any restriction, performance or deferral period applicable to such Common Stock lapses.

          (d)   Performance-Based Cash Awards. The Participant may not Transfer Performance-Based Cash Awards other than by will or by the laws of descent and distribution.

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 ARTICLE XII

TERMINATION

        12.1    Termination Provisions.

          (a)   Stock Options.

              (i)  Termination by Death or Disability. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are substantially impaired, thereafter), if a Participant's Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

             (ii)  Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are substantially impaired, thereafter), if a Participant's Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant's Termination may be exercised by the Participant at any time within a period beginning on the date of Termination and ending on the earlier of (A) 90 days after the date of such Termination, and (B) the expiration date of the stated term of such Stock Options.

            (iii)  Voluntary Termination. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are substantially impaired, thereafter), if a Participant's Termination is voluntary (other than a voluntary Termination described in subsection (iv)(2) below), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant's Termination may be exercised by the Participant at any time within a period beginning on the date of Termination and ending on the earlier of (A) 30 days after the date of such Termination, and (B) the expiration date of the stated term of such Stock Options.

            (iv)  Termination for Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are substantially impaired, thereafter), if a Participant's Termination (1) is for Cause or (2) is a voluntary Termination after the occurrence of an event that would reasonably be determined by the Committee to be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire on the date of such Termination.

          (b)   Restricted Stock.

              (i)  Termination. Upon a Participant's Termination for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant, or, if no rights of a Participant are substantially impaired, thereafter.

          (c)   Other Stock-Based Awards.

              (i)  Termination. Upon a Participant's Termination for any reason during the Performance Period, the Other Stock-Based Awards will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are substantially impaired, thereafter.

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          (d)   Performance-Based Cash Awards.

              (i)  Termination. Unless otherwise determined by the Committee at the time of grant (or, if no rights of the Participant (or, in the case of his death, his estate) are substantially impaired, thereafter), no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid and the Performance-Based Cash Awards only shall be deemed to be earned when actually paid.

ARTICLE XIII

TERMINATION OR AMENDMENT OF PLAN

        Notwithstanding any other provision of the Plan, the Board, or the Committee (to the extent permitted by law), may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary or advisable to ensure that the Company may comply with any regulatory requirement referred to in Article XV or Section 409A), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be substantially impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except in accordance with Section 4.2); (b) increase the maximum individual Participant limits under Section 4.1(b) (except in accordance with Section 4.2); (c) change the classification of individuals eligible to receive Awards under the Plan; (d) extend the maximum term of Options; (e) alter the Performance Criteria; (f) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Appreciation Awards, or cancel outstanding Stock Options or Appreciation Awards (where, prior to the reduction or cancellation, the exercise price exceeds the Fair Market Value on the date of cancellation) in exchange for cash, other Awards or Stock Options or Appreciation Awards with an exercise price that is less than the exercise price of the original Stock Options or Appreciation Awards; (g) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) or, to the extent applicable to Incentive Stock Options, Section 422 of the Code or (h) require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

        The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided that no such amendment substantially impairs the rights of any Participant without the Participant's consent. Actions taken by the Committee in accordance with Article IV shall not be deemed to substantially impair the rights of any Participant.

        Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award at any time without a Participant's consent to comply with Section 409A or any other applicable law.

ARTICLE XIV

UNFUNDED PLAN

        The Plan is an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a

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Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XV

GENERAL PROVISIONS

        15.1    Legend.    The Committee may require each Person receiving shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

        All certificates or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If necessary or advisable in order to prevent a violation of applicable securities laws or to avoid the imposition of public company reporting requirements, then, notwithstanding anything herein to the contrary, any stock-settled Awards may, as determined by the Committee in its sole discretion, be paid in cash in an amount equal to the Fair Market Value on the date of settlement of such Awards.

        15.2    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        15.3    No Right to Employment/Consultancy/Directorship.    Neither the Plan nor the grant of any Award thereunder shall give any Participant or other Person any right to employment, consultancy or directorship by the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

        15.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash thereunder, payment by the Participant of, any Federal, state, local or other taxes required by law to be withheld in an amount at least equal to the statutory minimum amount of taxes required to be withheld; provided, however, at the Participant's election, the Participant may request the Company withhold additional amounts up to the Participant's maximum individual tax rate in each relevant jurisdiction applicable to the Participant at such time of withholding, so long as the withholdings do not result in an Award under this Plan being classified as a liability-based award in accordance with applicable accounting standards. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any required or permitted withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        15.5    No Assignment of Benefits.    No Award or other benefit payable under the Plan shall, except as otherwise specifically provided in the Plan or permitted by the Committee, be Transferable in any manner,

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and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.

        15.6    Listing and Other Conditions.    If at any time counsel to the Company shall be of the opinion that any offer or sale of Common Stock pursuant to an Award is or may be unlawful or prohibited, or will or may result in the imposition of excise taxes on the Company, under the statutes, rules or regulations of any applicable jurisdiction or under the rules of the national securities exchange on which the Common Stock then is listed, the Company shall have no obligation to make such offer or sale, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to the Common Stock or Awards, and the right to exercise any Option or Exercisable Award shall be suspended until, in the opinion of said counsel, such offer or sale shall be lawful, permitted or will not result in the imposition of excise taxes on the Company. A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

        15.7    Governing Law.    The Plan and matters arising under or related to it shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws that would cause the application of the law of another jurisdiction.

        15.8    Construction.    Unless a clear contrary intention appears: (a) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or any Award agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) "hereunder," "hereof," "hereto," and words of similar import shall be deemed references to the Plan as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of the Plan; (h) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; (i) "or" is used in the inclusive sense of "and/or"; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to dollars or $ shall be deemed to refer to U.S. dollars.

        15.9    Other Benefits.    No Award, whether at grant or payment, shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or shall affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless expressly provided to the contrary in such benefit plan.

        15.10    Costs.    The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards.

        15.11    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and each Award to an individual Participant need not be the same.

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        15.12    Death/Disability.    The Committee may require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary or advisable to establish the validity of the transfer of an Award. The Committee also may require that the transferee agree to be bound by all of the terms and conditions of the Plan.

        15.13    Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or advisable for the administration and operation of the Plan and the transaction of business thereunder.

        15.14    Section 409A.    Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes "non-qualified deferred compensation" pursuant to Section 409A (a "Section 409A Covered Award"), it is intended to be paid in a manner that will comply with Section 409A. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A or for any damages for failing to comply with Section 409A. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

          (a)   A Termination of Employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant's employment unless such termination is also a "separation from service" within the meaning of Section 409A and, for purposes of any such provision of a Section 409A Covered Award, references to a "termination," "termination of employment" or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant's Termination to be a "specified employee" within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant's separation from service, and (ii) the date of the Participant's death. All payments delayed pursuant to this Section 15.14(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant's separation from service or, if earlier, on the date of the Participant's death.

          (b)   With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, unless otherwise provided in the Award agreement at grant, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a "change in the ownership of the corporation," a "change in effective control of the corporation" or a "change in the ownership of a substantial portion of the assets of the corporation," within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant's "separation from service" within the meaning of Section 409A, subject to Section 15.14(a).

          (c)   For purposes of Code Section 409A, a Participant's right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.

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          (d)   Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., "payment shall be made within 30 days following the date of termination"), the actual date of payment within the specified period shall be within the sole discretion of the Company.

        15.15    Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

        15.16    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

        15.17    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

        15.18    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

        15.19    Recoupment.    In addition to the recoupment provisions set forth herein relating to Detrimental Activity, all Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (i) any compensation recapture policies adopted or established by the Board or a committee of the Board from time to time, as it deems advisable, to the extent permitted by applicable law and applicable stock exchange rules, and (ii) any compensation recapture policies to the extent required pursuant to any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law) or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded.

        15.20    Reformation; Permitted Disclosures.

          (a)   If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

          (b)   Nothing contained in this Plan or any Award agreement shall prohibit or prevent a Participant from (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Congress, or any agency Inspector General; (ii) making any other disclosures that are protected under the whistleblower provisions of Federal law or regulations; (iii) otherwise fully participating in any Federal whistleblower programs, including any such programs managed by the U.S. Securities and Exchange Commission or the Occupational Safety and Health Administration; or (iv) receiving individual monetary awards or other individual relief by virtue of participating in any such Federal whistleblower programs.

          (c)   Under the Federal Defend Trade Secrets Act of 2016, a Participant shall not be held criminally or civilly liable under any Federal or state trade secret law for the disclosure of a trade secret that is made (i) (A) in confidence to a Federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a

26

  suspected violation of law; (ii) to a Participant's attorney in relation to a lawsuit for retaliation against a Participant for reporting a suspected violation of law; or (iii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

        15.21    Electronic Communications.    Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Exercisable Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term "written agreement" as used in the Plan shall include any document that is delivered and/or accepted electronically.

        15.22    Agreement.    As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the "Lead Underwriter"), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the "Lock-up Period"). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

        15.23    No Rights as Stockholder.    Subject to the provisions of the Award agreement, no Participant shall have any rights as a stockholder of the Company with respect to any Award until such individual becomes the holder of record of the shares of Common Stock underlying the Award.

ARTICLE XVI

EFFECTIVE DATE OF PLAN

        The Plan was adopted by the Board on September 5, 2014, effective on the Registration Date (the "Effective Date"). The Plan was approved by the stockholders of the Company on September 19, 2014. An amendment and restatement of the Plan was adopted by the Board on March 13, 2017, subject to approval by the stockholders of the Company on May 23, 2017 (the "Amendment Effective Date").

ARTICLE XVII

TERM OF PLAN

        No Award shall be granted on or after the tenth anniversary of the Effective Date, provided that Awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms of the Plan. The Company may seek stockholder reapproval of the Performance Criteria and to the extent that such stockholder approval is obtained no later than the first stockholder meeting that occurs in the fifth year following the year in which such stockholders previously approved the Performance Criteria. Awards (other than Stock Options or stock appreciation rights) may be based on such Performance Criteria in order to qualify for the "performance-based compensation" exception under Section 162(m) of the Code.

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EXHIBIT A

PERFORMANCE CRITERIA

        Performance goals established for purposes of the grant or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards or Performance-Based Cash Awards that are intended to be "performance-based" under Section 162(m) shall be based on one or more of the following performance criteria ("Performance Criteria"):

  (1)
  enterprise value or value creation targets;

  (2)
  income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;

  (3)
  cash flow including, but not limited to, from operations or free cash flow;

  (4)
  specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee;

  (5)
  sales, net sales, revenues, net income or earnings before income tax or other exclusions including earnings before interest, income tax, depreciation and amortization expenses (EBITDA);

  (6)
  operating margin; return on operating revenue or return on operating profit;

  (7)
  return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;

  (8)
  market capitalization, earnings per share, fair market value of the shares of the Company's Common Stock, franchise value (net of debt), economic value added;

  (9)
  total stockholder return or growth in total stockholder return (with or without dividend reinvestment);

  (10)
  proprietary investment results;

  (11)
  estimated market share;

  (12)
  expense management/control or reduction (including without limitation, compensation and benefits expense);

  (13)
  customer satisfaction;

  (14)
  technological improvements/implementation, new product innovation;

  (15)
  collections and recoveries;

  (16)
  property/asset purchases;

  (17)
  litigation and regulatory resolution/implementation goals;

  (18)
  leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);

  (19)
  risk management/implementation;

  (20)
  development and implementation of strategic plans or organizational restructuring goals;

  (21)
  development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;

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  (22)
  employee satisfaction or staff development;

  (23)
  formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base; or

  (24)
  completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets.

        All Performance Criteria may be based upon the attainment of specified levels of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) performance under one or more of the measures described above and may be measured relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation or its affiliates). Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m), (including compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

        Except as otherwise determined by the Committee at grant, the measures used in Performance Criteria set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) of the Code and the regulations thereunder:

          (a)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) or the financial statements of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate);

          (b)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) during the fiscal year or other applicable performance period; and

          (c)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

        To the extent any Performance Criteria are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Criteria are set to the extent permitted under Section 162(m).

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. SMART & FINAL STORES, INC. 600 CITADEL DRIVE COMMERCE, CA 90040 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees David G. Hirz For 0 0 0 For 0 0 Against 0 0 0 Against 0 0 Abstain 0 0 0 Abstain 0 0 1a 1b David B. Kaplan 1c Joseph S. Tesoriero The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal 2017. To approve, by non-binding vote, the compensation paid to the Company's named executive officers. 3. 0 0 0 4. To approve the Smart & Final Stores, Inc. Amended and Restated 2014 Stock Incentive Plan. NOTE: To vote and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000316999_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report is/ are available at www.proxyvote.com. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMART & FINAL STORES, INC. The undersigned hereby appoints Richard N. Phegley and Leland P. Smith, and each of them, with power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Smart & Final Stores, Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 23, 2017 or any adjournments thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side 0000316999_2 R1.0.1.15